UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	November 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PJMDX

Putnam Absolute Return 500 Fund®

Semiannual report 4|30|14

A world of investing.®

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
500 Fund®

Semiannual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Shareholder meeting results	76

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

Putnam Absolute Return 500 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Absolute Return 500 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

The Absolute Return 500 Fund has been less volatile than stocks.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–4/30/14

Treasury bills 0.05%
Bonds 2.83%
Putnam Absolute Return 500 Fund® 3.67%
Stocks 15.40%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 500 Fund

Absolute Return 500 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 500 Fund

Interview with your fund’s portfolio manager

How would you describe the investment environment during the six months ended April 30, 2014?

Equity markets performed well overall for the six-month reporting period, but it was not without volatility. During the final months of 2013, following the 16-day partial U.S. government shutdown in early October, equity markets around the world rebounded, posting record highs. In late 2013, there was uncertainty regarding when the U.S. Federal Reserve would begin to reduce its $85-billion-a-month in bond purchases. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases by $10 billion per month beginning in January 2014. Equity markets reacted positively to the news, with investors interpreting it as a sign of the central bank’s confidence in the U.S. economic recovery. Bond prices declined, however, and interest rates inched higher.

Calendar-year 2014 began mostly on a down note for market performance, with investors assuming a more risk-averse posture. Extremely harsh winter weather in the United States and some weak economic data releases coupled with concerns about emerging-market economies weighed on share prices. Interest-rate-sensitive assets performed relatively well, reflecting a preference for high-quality assets. In February, emerging-market concerns eased somewhat, and reassuring comments

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/14. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 500 Fund	5

from new Fed Chair Janet Yellen about the central bank’s monetary policy helped most equity markets rebound. In addition, the U.S. debt-ceiling issue was ultimately settled temporarily through March 2015. By the end of the period, tables turned again, with global markets reacting negatively to Russia’s conflict in Ukraine. In this environment, the fund’s strategies held up well, producing positive results for shareholders.

What strategies do you employ in the portfolio?

Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return of Treasury bills by 5% on an annualized basis over a full market cycle (generally at least three years), regardless of market conditions.

With the goal of building a more resilient portfolio, we use both directional strategies, which are trades based on our assessment of the broad market or of a specific security’s direction, and non-directional strategies, which describe a host of strategies that we believe can deliver positive returns regardless of market direction — whether up, down, or sideways. These strategies can help reduce the fund’s overall volatility, diversify our sources of return, and contribute to the portfolio’s goal of more consistent performance.

Also, when it comes to equity investments, we target less volatile, or “low-beta,” stocks. We do this because, in our research on historical market trends and patterns, we have found that low-beta stocks have historically provided better risk-adjusted returns than the overall market for longer time periods.

Directional and non-directional strategies are two of the primary strategies for the fund, but it’s important to note that one of the essential features of an absolute return approach is that we have flexibility in using a variety of tools to seek to mitigate a variety of risks.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Absolute Return 500 Fund

How did you implement directional and non-directional strategies during the semiannual period?

During the period, the portfolio was fairly well diversified. We had a significant position in U.S. equities that favored stocks that have been less volatile than the overall market. In addition, the fund held a wide range of fixed-income positions, as well as a small short position — a strategy that can profit from a security’s decline in value — in commodities.

The most significant directional-strategy contributions came from the fund’s exposure to equities. Interest-rate and credit positioning also added value. Within the directional component of the portfolio, only inflation-sensitive instruments and commodity exposure detracted.

Within the non-directional component, equity selection alpha strategies had the most impact. In particular, returns were generated from several strategies that own a basket of stocks versus broad markets or regional exposures. For example, regional long/short trades included long S&P 500 positions against both stocks in emerging markets and the United Kingdom.

Among the non-directional strategies that detracted was a targeted trade within emerging markets. We positioned the portfolio to be short a basket of five emerging-market countries that we thought would underperform. However, stocks in these markets outperformed, causing the strategy to detract from fund results.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 500 Fund	7

How did you position the fund within fixed income?

Our fixed-income holdings generally posted positive results, although they were more modest than returns from stocks. The fund saw much better returns from credit-risk strategies than from interest-rate-sensitive instruments.

We continued to have a large position in high-yield corporate bonds. High-yield bonds advanced, benefiting from the fact that many companies generated strong earnings, and the default rate remained low. High-yield corporate bonds often follow the lead of equity markets, because many of the same fundamentals, especially earnings and revenues, influence both asset classes. Within mortgage credit, we preferred agency collateralized mortgage obligations [CMOs] securities. Seasoned mezzanine commercial mortgage-backed securities [CMBS] also contributed positive results.

We kept interest-rate risk at a low level. This type of risk is commonly measured in years and referred to as “duration.” A security’s or portfolio’s duration indicates the sensitivity of its price to interest-rate movements. Keeping duration short helped limit the impact of interest-rate fluctuations on the fund’s performance.

How did you use derivatives during the period?

We employed a strategy with purchased and written options to hedge against changes in the value of securities we owned. Though the strategy detracted slightly from overall returns, the volatility dampening can be a benefit to the overall portfolio. Our strategy using credit default swaps proved to be positive, allowing us to gain credit exposure and manage credit risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Absolute Return 500 Fund

Many experts believe the harsh winter weather hampered GDP growth. Do you agree?

Clearly, the weather affected economic activity during the early months of 2014. The initial GDP report indicated growth fell to a scant 0.1% for the first quarter. Weather hurt everything from auto sales and durable goods orders to home sales and construction activity. Anecdotally, the situation has improved as the weather has warmed up. I believe the second quarter will likely deliver better results in these areas and that GDP growth will be stronger.

What is your outlook for the remainder of 2014?

Looking at the economic data, we believe we are in a low-growth environment. GDP has trended higher, but it has been a slow process.

That said, the market environment this year has been quite different than in 2013, when stocks experienced extraordinary growth. It would be a mistake to expect a repeat performance in equity markets this year. So far in 2014, this view has been confirmed. I do not believe we are experiencing a market correction, but more of a rotation from higher-growth and higher-value stocks to what the market perceives as stocks with lower growth rates that may be less volatile.

Nonetheless, we continue to believe that the U.S. economy’s fundamentals and corporate profits can support further growth in equity markets for the rest of the year. Corporate balance sheets look solid and earnings are respectable, but there is little top-line growth. We are also relatively optimistic about the economic recovery in the eurozone.

Russia’s military intervention in Ukraine and the slowing pace of emerging-market economies are worrisome issues, to be sure, and will demand our ongoing attention.

Given the slow pace of the U.S. economic recovery, the Fed has indicated its intention

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 500 Fund	9

to keep short-term interest rates near zero for the foreseeable future. The accommodative policy of the Fed — and other major central banks around the world — should also support equity prices. Likewise, we believe credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Even though interest rates have been holding in a fairly narrow range recently, our longer-term outlook is for rising interest rates, which we believe will continue to cast a long shadow over interest-rate-sensitive assets. Given this outlook, we maintain our strategic asset allocation in the fund, favoring equities and credit-sensitive assets, while remaining less exposed to duration risk of interest-rate-sensitive instruments.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley College and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Absolute Return 500 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	28.07%	20.71%	23.06%	22.06%	23.17%	23.17%	24.68%	20.31%	26.43%	29.95%	30.03%	29.88%
Annual average	4.73	3.58	3.95	3.79	3.97	3.97	4.21	3.52	4.48	5.02	5.03	5.01

5 years	26.18	18.92	21.48	19.48	21.59	21.59	23.08	18.77	24.68	27.78	27.86	27.71
Annual average	4.76	3.53	3.97	3.62	3.99	3.99	4.24	3.50	4.51	5.03	5.04	5.01

3 years	7.89	1.69	5.54	2.54	5.59	5.59	6.29	2.57	7.15	8.86	8.93	8.80
Annual average	2.56	0.56	1.81	0.84	1.83	1.83	2.06	0.85	2.33	2.87	2.89	2.85

1 year	2.04	–3.83	1.30	–3.70	1.30	0.30	1.51	–2.04	1.83	2.37	2.30	2.31

6 months	2.48	–3.42	2.10	–2.90	2.19	1.19	2.22	–1.36	2.36	2.63	2.65	2.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 500 Fund	11

Comparative index returns For periods ended 4/30/14

	BofA Merrill Lynch	Barclays U.S. Aggregate
	U.S. Treasury Bill Index	Bond Index	S&P 500 Index

Life of fund	0.89%	27.98%	145.15%
Annual average	0.17	4.72	18.24

5 years	0.77	26.88	140.02
Annual average	0.15	4.88	19.14

3 years	0.30	11.20	47.48
Annual average	0.10	3.60	13.83

1 year	0.08	–0.26	20.44

6 months	0.04	1.74	8.36

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.173		$0.088	$0.088	$0.112		$0.188	$0.202	$0.214	$0.205

Capital gains	—		—	—	—		—	—	—	—

Total	$0.173		$0.088	$0.088	$0.112		$0.188	$0.202	$0.214	$0.205

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/13	$11.54	$12.24	$11.38	$11.36	$11.43	$11.84	$11.47	$11.62	$11.62	$11.60

4/30/14	11.65	12.36	11.53	11.52	11.57	11.99	11.55	11.72	11.71	11.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Absolute Return 500 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	28.07%	20.71%	23.06%	22.06%	23.17%	23.17%	24.68%	20.31%	26.32%	29.84%	30.03%	29.77%
Annual average	4.81	3.63	4.01	3.85	4.03	4.03	4.27	3.57	4.53	5.08	5.11	5.07

5 years	28.07	20.71	23.30	21.30	23.41	23.41	24.80	20.44	26.45	29.71	29.90	29.64
Annual average	5.07	3.84	4.28	3.94	4.30	4.30	4.53	3.79	4.80	5.34	5.37	5.33

3 years	9.82	3.51	7.26	4.26	7.31	7.31	8.11	4.33	8.88	10.61	10.78	10.55
Annual average	3.17	1.16	2.36	1.40	2.38	2.38	2.63	1.42	2.88	3.42	3.47	3.40

1 year	2.30	–3.58	1.48	–3.52	1.57	0.57	1.77	–1.79	2.01	2.54	2.65	2.49

6 months	3.55	–2.40	3.10	–1.90	3.10	2.10	3.21	–0.40	3.36	3.61	3.72	3.56

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 10/31/13*	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%	0.81%	0.87%

Total annual operating expenses for
the fiscal year ended 10/31/13	1.14%	1.89%	1.89%	1.64%	1.39%	0.91%	0.81%	0.89%

Annualized expense ratio for the
six-month period ended 4/30/14†	1.08%	1.83%	1.83%	1.58%	1.33%	0.81%	0.79%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/28/15.

† Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 4/30/14.

Absolute Return 500 Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.42	$9.17	$9.17	$7.92	$6.67	$4.07	$3.97	$4.17

Ending value (after expenses)	$1,024.80	$1,021.00	$1,021.90	$1,022.20	$1,023.60	$1,026.30	$1,026.50	$1,025.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.41	$9.15	$9.15	$7.90	$6.66	$4.06	$3.96	$4.16

Ending value (after expenses)	$1,019.44	$1,015.72	$1,015.72	$1,016.96	$1,018.20	$1,020.78	$1,020.88	$1,020.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Absolute Return 500 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their

Absolute Return 500 Fund	15

differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 500 Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 500 Fund	17

The fund’s portfolio 4/30/14 (Unaudited)

COMMON STOCKS (29.5%)*	Shares	Value

Basic materials (1.0%)
Albemarle Corp.	17,300	$1,159,792

International Flavors & Fragrances, Inc.	17,481	1,722,228

PPG Industries, Inc.	15,000	2,904,300

Sigma-Aldrich Corp.	25,600	2,462,976

		8,249,296
Capital goods (0.9%)
Boeing Co. (The)	10,300	1,328,906

General Dynamics Corp.	23,500	2,572,075

MRC Global, Inc. †	13,100	382,389

Roper Industries, Inc.	8,764	1,217,758

Stericycle, Inc. †	8,000	931,520

Waste Management, Inc.	37,900	1,684,655

		8,117,303
Communication services (0.6%)
SBA Communications Corp. Class A †	8,500	762,960

Verizon Communications, Inc.	88,596	4,140,091

		4,903,051
Conglomerates (1.7%)
3M Co.	5,300	737,177

Danaher Corp.	40,600	2,979,228

General Electric Co.	43,400	1,167,026

Marubeni Corp. (Japan)	474,000	3,161,914

Mitsubishi Corp. (Japan)	176,700	3,159,168

Mitsui & Co., Ltd. (Japan)	226,900	3,215,619

		14,420,132
Consumer cyclicals (4.6%)
Aaron’s, Inc.	11,200	330,064

Advance Auto Parts, Inc.	5,699	691,232

Automatic Data Processing, Inc.	40,400	3,149,584

AutoZone, Inc. †	2,310	1,233,286

Bed Bath & Beyond, Inc. †	14,200	882,246

Cintas Corp.	11,300	665,909

Dillards, Inc. Class A	3,500	342,755

Dollar Tree, Inc. †	15,384	801,045

Equinix, Inc.	12,064	854,252

FactSet Research Systems, Inc.	9,500	1,011,750

Gartner, Inc. †	17,500	1,206,450

Home Depot, Inc. (The)	49,100	3,903,941

Kimberly-Clark Corp.	32,319	3,627,808

Lowe’s Cos., Inc.	19,400	890,654

Madison Square Garden Co. (The) Class A †	7,100	387,660

MasterCard, Inc. Class A	53,900	3,964,345

MSC Industrial Direct Co., Inc. Class A	6,099	555,375

Omnicom Group, Inc.	16,752	1,133,775

PetSmart, Inc.	8,235	557,345

Priceline Group, Inc. (The) †	2,617	3,029,832

Scotts Miracle-Gro Co. (The) Class A	9,300	569,253

Scripps Networks Interactive Class A	6,500	487,955

18	Absolute Return 500 Fund

COMMON STOCKS (29.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Target Corp.	37,338	$2,305,622

Thomson Reuters Corp. (Canada)	25,500	922,590

TJX Cos., Inc. (The)	9,400	546,892

Verisk Analytics, Inc. Class A †	14,309	859,828

VF Corp.	29,700	1,814,373

Viacom, Inc. Class B	33,749	2,867,990

		39,593,811
Consumer staples (3.8%)
Altria Group, Inc.	117,100	4,696,881

Dr. Pepper Snapple Group, Inc.	40,600	2,250,052

General Mills, Inc.	23,200	1,230,064

Hershey Co. (The)	24,200	2,329,008

ITOCHU Corp. (Japan)	321,000	3,605,257

Lorillard, Inc.	52,500	3,119,550

McDonald’s Corp.	38,000	3,852,440

PepsiCo, Inc.	51,200	4,397,568

Procter & Gamble Co. (The)	6,400	528,320

Starbucks Corp.	41,008	2,895,985

Sumitomo Corp. (Japan)	264,600	3,434,169

		32,339,294
Energy (2.6%)
Chevron Corp.	43,945	5,515,976

ConocoPhillips	31,300	2,325,903

Dril-Quip, Inc. †	3,200	361,984

EQT Corp.	6,100	664,839

Exxon Mobil Corp.	80,602	8,254,451

Occidental Petroleum Corp.	21,000	2,010,750

Phillips 66	17,400	1,448,028

Spectra Energy Corp.	22,106	877,829

Williams Cos., Inc. (The)	22,100	931,957

		22,391,717
Financials (4.8%)
ACE, Ltd.	21,700	2,220,344

Alleghany Corp. †	2,500	1,019,950

Allied World Assurance Co. Holdings AG	10,782	1,161,114

Aon PLC	25,600	2,172,928

Arch Capital Group, Ltd. †	18,300	1,048,956

Aspen Insurance Holdings, Ltd.	13,900	636,342

Axis Capital Holdings, Ltd.	18,200	832,650

BankUnited, Inc.	31,200	1,029,288

Berkshire Hathaway, Inc. Class B †	28,038	3,612,696

Broadridge Financial Solutions, Inc.	27,800	1,065,852

Chubb Corp. (The)	34,099	3,139,836

Everest Re Group, Ltd.	7,136	1,127,702

JPMorgan Chase & Co.	46,800	2,619,864

M&T Bank Corp.	19,800	2,415,798

PartnerRe, Ltd.	8,500	895,900

ProAssurance Corp.	22,200	1,008,324

Public Storage R	19,300	3,387,343

Absolute Return 500 Fund	19

COMMON STOCKS (29.5%)* cont.	Shares	Value

Financials cont.
RenaissanceRe Holdings, Ltd.	12,762	$1,291,642

Signature Bank †	12,200	1,449,604

Simon Property Group, Inc. R	15,000	2,598,000

Travelers Cos., Inc. (The)	38,900	3,523,562

Validus Holdings, Ltd.	30,148	1,117,586

W.R. Berkley Corp.	28,900	1,278,536

Wells Fargo & Co.	7,800	387,192

		41,041,009
Health care (3.6%)
AbbVie, Inc.	19,100	994,728

C.R. Bard, Inc.	6,427	882,620

Cardinal Health, Inc.	19,574	1,360,589

Eli Lilly & Co.	44,399	2,623,981

Forest Laboratories, Inc. †	18,400	1,691,144

Henry Schein, Inc. †	7,400	845,302

Johnson & Johnson	63,600	6,442,044

Laboratory Corp. of America Holdings †	8,100	799,470

McKesson Corp.	11,013	1,863,289

Mednax, Inc. †	12,500	740,625

Merck & Co., Inc.	92,600	5,422,656

Patterson Cos., Inc.	14,900	606,430

Perrigo Co. PLC	6,499	941,445

Pfizer, Inc.	169,600	5,305,088

Stryker Corp.	9,700	754,175

		31,273,586
Technology (3.8%)
Accenture PLC Class A	14,000	1,123,080

Amdocs, Ltd.	29,200	1,358,676

Apple, Inc.	12,259	7,233,913

DST Systems, Inc.	10,800	995,652

Google, Inc. Class A †	6,097	3,261,163

Google, Inc. Class C †	6,097	3,211,046

Intuit, Inc.	28,945	2,192,584

L-3 Communications Holdings, Inc.	8,541	985,375

Maxim Integrated Products, Inc.	45,900	1,488,996

MICROS Systems, Inc. †	19,300	993,950

Microsoft Corp.	136,519	5,515,368

Oracle Corp.	61,300	2,505,944

Synopsys, Inc. †	29,700	1,117,314

VeriSign, Inc. †	22,500	1,061,550

		33,044,611
Transportation (1.2%)
Alaska Air Group, Inc.	8,100	762,048

Copa Holdings SA Class A (Panama)	3,897	527,186

Southwest Airlines Co.	63,427	1,533,031

Union Pacific Corp.	21,100	4,018,073

United Parcel Service, Inc. Class B	33,386	3,288,521

		10,128,859

20	Absolute Return 500 Fund

COMMON STOCKS (29.5%)* cont.	Shares	Value

Utilities and power (0.9%)
CMS Energy Corp.	20,400	$618,324

ITC Holdings Corp.	11,800	436,246

Kinder Morgan, Inc.	22,500	734,850

PG&E Corp.	33,800	1,540,604

PPL Corp.	48,400	1,613,656

Southern Co. (The)	65,800	3,015,614

		7,959,294

Total common stocks (cost $208,840,412)		$253,461,963

MORTGAGE-BACKED SECURITIES (14.0%)*	Principal amount	Value

Agency collateralized mortgage obligations (6.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 16.557s, 2034	$156,182	$204,525
IFB Ser. 3861, Class PS, IO, 6.448s, 2037	913,798	131,898
IFB Ser. 3232, Class KS, IO, 6.148s, 2036	935,747	122,817
IFB Ser. 4104, Class S, IO, 5.948s, 2042	603,968	146,213
IFB Ser. 3116, Class AS, IO, 5.948s, 2034	829,541	51,451
IFB Ser. 4240, Class SA, IO, 5.848s, 2043	5,508,304	1,264,927
IFB Ser. 4245, Class AS, IO, 5.848s, 2043	5,852,009	1,316,714
IFB Ser. 271, Class S5, IO, 5.848s, 2042	5,431,890	1,189,149
IFB Ser. 3852, Class NT, 5.848s, 2041	2,834,242	2,815,111
IFB Ser. 317, Class S3, IO, 5.828s, 2043	2,517,486	574,038
IFB Ser. 14-325, Class S1, IO, 5.798s, 2044	2,346,192	512,995
IFB Ser. 14-326, Class S2, IO, 5.798s, 2044	5,161,327	1,216,676
IFB Ser. 311, Class S1, IO, 5.798s, 2043	4,663,795	994,895
IFB Ser. 308, Class S1, IO, 5.798s, 2043	3,109,608	759,833
IFB Ser. 14-327, Class S8, IO, 5.768s, 2044	849,464	186,372
IFB Ser. 314, Class AS, IO, 5.738s, 2043	1,792,813	393,654
Ser. 3632, Class CI, IO, 5s, 2038	186,878	17,524
Ser. 3626, Class DI, IO, 5s, 2037	39,309	639
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,819,545	401,392
Ser. 4193, Class PI, IO, 4s, 2043	3,260,527	574,665
Ser. 4116, Class MI, IO, 4s, 2042	3,957,428	795,798
Ser. 4213, Class GI, IO, 4s, 2041	1,146,992	199,462
Ser. 304, Class C53, IO, 4s, 2032	2,310,978	337,172
Ser. 13-303, Class C19, IO, 3 1/2s, 2043	2,330,787	550,629
Ser. 304, Class C22, IO, 3 1/2s, 2042	1,552,492	362,895
Ser. 4141, Class IM, IO, 3 1/2s, 2042	1,576,722	307,458
Ser. 304, IO, 3 1/2s, 2027	1,775,825	210,045
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,304,697	156,394
Ser. 4158, Class TI, IO, 3s, 2042	5,853,803	808,352
Ser. 4165, Class TI, IO, 3s, 2042	4,962,492	678,869
Ser. 4183, Class MI, IO, 3s, 2042	2,188,110	298,896
Ser. 13-4206, Class IP, IO, 3s, 2041	3,594,907	501,777
Ser. 304, Class C45, IO, 3s, 2027	2,253,274	276,345
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	5,295,623	609,579
Ser. T-8, Class A9, IO, 0.437s, 2028	256,737	2,728

Absolute Return 500 Fund	21

MORTGAGE-BACKED SECURITIES (14.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. T-59, Class 1AX, IO, 0.273s, 2043	$603,131	$7,421
Ser. T-48, Class A2, IO, 0.212s, 2033	892,478	8,716
Ser. 3206, Class EO, PO, zero %, 2036	57,530	50,621
Ser. 3175, Class MO, PO, zero %, 2036	47,456	41,136
FRB Ser. T-54, Class 2A, IO, zero %, 2043	356,447	28

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.739s, 2035	73,739	119,369
IFB Ser. 05-45, Class DA, 23.862s, 2035	292,204	435,873
IFB Ser. 11-4, Class CS, 12.595s, 2040	1,119,550	1,318,942
IFB Ser. 12-128, Class YS, IO, 6.048s, 2042	1,657,821	301,823
IFB Ser. 13-19, Class SK, IO, 5.998s, 2043	1,546,932	340,509
IFB Ser. 13-9, Class LS, 5.998s, 2043	1,103,200	255,269
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	3,846,344	856,850
Ser. 13-98, Class SA, IO, 5.798s, 2043	2,215,178	478,257
IFB Ser. 13-124, Class SB, IO, 5.798s, 2043	1,256,205	274,991
IFB Ser. 13-92, Class SA, IO, 5.798s, 2043	988,164	240,005
IFB Ser. 13-103, Class SK, IO, 5.768s, 2043	1,055,843	244,212
Ser. 13-101, Class SE, IO, 5.748s, 2043	1,425,264	358,326
IFB Ser. 13-128, Class CS, IO, 5.748s, 2043	1,637,475	368,858
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	1,331,069	290,040
Ser. 397, Class 2, IO, 5s, 2039	47,070	7,929
Ser. 398, Class C5, IO, 5s, 2039	249,825	37,199
Ser. 10-13, Class EI, IO, 5s, 2038	142,554	3,700
Ser. 418, Class C24, IO, 4s, 2043	2,115,380	497,445
Ser. 13-44, Class PI, IO, 4s, 2043	1,029,917	170,902
Ser. 12-124, Class UI, IO, 4s, 2042	4,378,453	838,474
Ser. 12-96, Class PI, IO, 4s, 2041	2,171,735	386,590
Ser. 12-22, Class CI, IO, 4s, 2041	3,491,035	631,639
Ser. 406, Class 2, IO, 4s, 2041	167,790	34,196
Ser. 406, Class 1, IO, 4s, 2041	163,142	33,721
Ser. 409, Class C16, IO, 4s, 2040	697,411	136,707
Ser. 418, Class C15, IO, 3 1/2s, 2043	4,388,091	1,004,804
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	3,029,967	607,721
Ser. 417, Class C19, IO, 3 1/2s, 2033	1,858,870	272,343
Ser. 13-35, Class IP, IO, 3s, 2042	3,781,960	430,493
Ser. 13-23, Class PI, IO, 3s, 2041	6,983,791	718,492
Ser. 13-31, Class NI, IO, 3s, 2041	5,415,411	600,352
Ser. 13-55, Class MI, IO, 3s, 2032	2,669,330	362,976
Ser. 03-W10, Class 1, IO, 1.092s, 2043	206,231	6,002
Ser. 98-W5, Class X, IO, 1.021s, 2028	479,751	23,688
Ser. 98-W2, Class X, IO, 0.823s, 2028	1,652,896	96,075
Ser. 03-W1, Class 2A, IO, zero %, 2042	754,921	59

Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.398s, 2040	2,717,562	523,457
IFB Ser. 10-50, Class LS, IO, 6.348s, 2040	3,984,037	756,967
IFB Ser. 13-37, Class S, IO, 6.078s, 2043	854,817	148,738
IFB Ser. 13-113, Class SL, IO, 6.078s, 2042	1,028,911	179,135

22	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (14.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-124, Class SC, IO, 6.048s, 2041	$4,975,799	$814,787
Ser. 13-116, Class SA, IO, 5.998s, 2043	1,418,588	257,857
IFB Ser. 13-129, Class SN, IO, 5.998s, 2043	1,037,971	177,223
IFB Ser. 13-152, Class SG, IO, 5.998s, 2043	3,363,873	580,222
IFB Ser. 13-129, Class CS, IO, 5.998s, 2042	2,360,517	406,009
IFB Ser. 10-20, Class SC, IO, 5.998s, 2040	4,598,018	834,310
Ser. 14-46, Class SA, IO, 5.948s, 2044	1,264,484	201,432
Ser. 13-149, Class MS, IO, 5.948s, 2039	1,604,952	255,781
IFB Ser. 14-32, Class CS, IO, 5.948s, 2044	2,080,917	452,600
IFB Ser. 13-134, Class DS, IO, 5.948s, 2043	2,064,068	347,176
IFB Ser. 13-99, Class VS, IO, 5.948s, 2043	1,111,259	207,139
IFB Ser. 12-77, Class MS, IO, 5.948s, 2042	1,624,904	388,969
IFB Ser. 11-146, Class AS, IO, 5.948s, 2041	2,307,569	471,249
Ser. 14-58, Class SA, IO, 5.94s, 2044	3,436,000	545,946
IFB Ser. 12-34, Class SA, IO, 5.898s, 2042	1,790,046	375,552
IFB Ser. 10-151, Class SA, IO, 5.898s, 2040	1,773,919	320,281
IFB Ser. 11-70, Class SN, IO, 5.748s, 2041	1,439,000	347,375
IFB Ser. 11-70, Class SH, IO, 5.738s, 2041	1,799,000	434,764
Ser. 14-25, Class QI, IO, 5s, 2044	3,633,729	857,596
Ser. 14-2, Class IC, IO, 5s, 2044	1,085,302	249,789
Ser. 13-3, Class IT, IO, 5s, 2043	1,793,700	382,773
Ser. 11-116, Class IB, IO, 5s, 2040	1,907,467	165,710
Ser. 10-35, Class UI, IO, 5s, 2040	1,724,018	402,283
Ser. 10-20, Class UI, IO, 5s, 2040	1,258,967	252,649
Ser. 10-9, Class UI, IO, 5s, 2040	6,910,203	1,589,386
Ser. 09-121, Class UI, IO, 5s, 2039	2,694,840	636,548
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	117,750	21,101
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	2,357,319	477,640
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	2,980,887	600,663
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	1,484,879	341,528
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,076,570	247,062
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	4,322,065	578,072
Ser. 13-24, Class PI, IO, 4s, 2042	1,589,364	300,501
Ser. 12-47, Class CI, IO, 4s, 2042	1,549,998	358,362
Ser. 12-41, Class IP, IO, 4s, 2041	3,464,857	671,309
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	2,245,018	336,753
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	2,026,554	362,186
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	4,156,937	697,659
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	3,278,312	468,536
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	2,091,482	337,126
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	2,989,987	448,259
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	982,975	171,372
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	1,160,592	208,048
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	1,606,442	267,633
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	1,818,179	285,472
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	1,793,697	235,084
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	5,632,542	810,748

Absolute Return 500 Fund	23

MORTGAGE-BACKED SECURITIES (14.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.83s, 2027	$124,508	$934
Ser. 98-3, IO, zero %, 2027	73,215	1,075
Ser. 98-2, IO, zero %, 2027	62,447	449
Ser. 98-4, IO, zero %, 2026	97,849	2,408

		53,658,323
Commercial mortgage-backed securities (5.7%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	142,000	149,326
Ser. 04-3, Class D, 5.562s, 2039	639,000	650,298
FRB Ser. 05-5, Class D, 5.393s, 2045	366,000	372,112
Ser. 06-6, Class A2, 5.309s, 2045	39,669	39,778
Ser. 04-4, Class B, 4.985s, 2042	563,000	569,074
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	225,699
Ser. 07-1, Class XW, IO, 0.494s, 2049	3,253,493	26,766

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 08-1, Class C, 6.461s, 2051	1,000,000	886,500

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class C, 5.466s, 2042	292,000	285,430

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.932s, 2042	2,091,931	4,931
Ser. 02-PB2, Class XC, IO, 0.416s, 2035	1,166,623	588

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 6.082s, 2050	328,000	332,100
FRB Ser. 06-PW11, Class AJ, 5.607s, 2039	596,000	622,075
Ser. 05-PWR7, Class D, 5.304s, 2041	375,000	356,250
Ser. 05-PWR9, Class C, 5.055s, 2042	215,000	207,712
Ser. 05-PWR9, Class AJ, 4.985s, 2042	123,000	127,194

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.607s, 2039	2,473,000	2,512,568
FRB Ser. 06-PW11, Class C, 5.607s, 2039	320,000	317,984

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
5.975s, 2049	703,000	692,807

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 5.04s, 2045	1,156,000	1,137,851

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.321s, 2044	250,000	247,500

COMM Mortgage Trust
FRB Ser. 07-C9, Class C, 5.986s, 2049	225,000	218,813
FRB Ser. 07-C9, Class D, 5.986s, 2049	300,000	288,750
Ser. 07-C9, Class AJ, 5.65s, 2049	617,000	651,182

COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class D, 5.217s, 2046	363,000	336,495
FRB Ser. 13-CR8, Class D, 4.103s, 2046	400,000	340,918
FRB Ser. 07-C9, Class AJFL, 0.84s, 2049	440,000	397,408
FRB Ser. 12-LC4, Class D, 5.648s, 2044	652,000	656,434

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 03-CPN1, Class E, 4.891s, 2035	514,000	514,000

24	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (14.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	$463,627	$509,989
Ser. 03-C3, Class AX, IO, 1.74s, 2038	292,943	12

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.577s, 2044	611,000	625,711

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	389,721	395,080

First Union National Bank Commercial Mortgage 144A
Ser. 01-C3, Class K, 6.155s, 2033	281,113	281,113

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049	914,000	936,687
FRB Ser. 06-C1, Class AJ, 5.457s, 2044	1,609,000	1,604,704

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 04-C1,
Class F, 5.088s, 2038	189,132	189,132

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	243,000	235,297
FRB Ser. 05-GG3, Class D, 4.986s, 2042	189,000	190,370

GS Mortgage Securities Trust
FRB Ser. 04-GG2, Class D, 5.946s, 2038	232,000	233,595
Ser. 05-GG4, Class B, 4.841s, 2039	396,000	399,089

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.826s, 2045	700,000	718,060
FRB Ser. 11-GC3, Class E, 5s, 2044	274,000	253,236
FRB Ser. 13-GC10, Class E, 4.562s, 2046 F	600,000	509,474
FRB Ser. GC10, Class D, 4.562s, 2046	491,000	446,761
Ser. 06-GG8, Class X, IO, 0.782s, 2039	39,793,551	636,697

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class D, 4.087s, 2045	484,000	435,389

JPMBB Commercial Mortgage Securities Trust 144A FRB
Ser. 13-C12, Class E, 4.223s, 2045	800,000	625,313

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 04-CB8, Class F, 4.822s, 2039	500,000	455,700

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.282s, 2051	888,000	942,967
FRB Ser. 06-LDP7, Class B, 6.025s, 2045	556,000	497,439
Ser. 06-LDP6, Class AJ, 5.565s, 2043	750,000	772,500
FRB Ser. 05-LDP3, Class D, 5.365s, 2042	274,000	272,712
FRB Ser. 04-CBX, Class B, 5.021s, 2037	181,000	182,698
Ser. 04-C3, Class B, 4.961s, 2042	427,000	429,477
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	850,000	855,100
FRB Ser. 13-LC11, Class D, 4.383s, 2046	1,228,000	1,121,377
FRB Ser. 13-C10, Class D, 4.299s, 2047	162,000	147,036

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.382s, 2051	298,000	299,599
FRB Ser. 07-CB20, Class C, 6.382s, 2051	501,000	470,103
FRB Ser. 11-C3, Class E, 5.728s, 2046	203,000	214,748
FRB Ser. 01-C1, Class H, 5.626s, 2035	545,069	552,809
FRB Ser. 12-C6, Class F, 5 3/8s, 2045	334,000	304,903

Absolute Return 500 Fund	25

MORTGAGE-BACKED SECURITIES (14.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C13, Class D, 4.191s, 2046	$689,000	$614,756
FRB Ser. 13-C13, Class E, 3.986s, 2046	494,000	382,790
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	354,000	262,066
FRB Ser. 12-C6, Class G, 2.972s, 2045	366,000	271,318

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.786s, 2040	113,263	112,839

LB-UBS Commercial Mortgage Trust
Ser. 07-C1, Class AJ, 5.484s, 2040	292,000	304,527
FRB Ser. 06-C6, Class C, 5.482s, 2039	537,000	524,918
FRB Ser. 05-C2, Class C, 5.388s, 2040	1,050,000	1,061,970
Ser. 05-C7, Class C, 5.35s, 2040	474,000	487,841
Ser. 07-C2, Class XW, IO, 0.738s, 2040	2,107,366	31,973
Ser. 07-C1, Class XW, IO, 0.603s, 2040	15,087,515	242,909

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.47s, 2051	282,000	308,057
FRB Ser. 05-CKI1, Class B, 5.457s, 2037	476,000	493,136
FRB Ser. 05-CIP1, Class C, 5.396s, 2038	351,000	324,675
Ser. 04-KEY2, Class D, 5.046s, 2039	250,000	251,825

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO,
0.764s, 2043	15,175,697	73,617

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	166,000	169,270
Ser. 06-4, Class AJ, 5.239s, 2049	299,000	302,364

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C13, Class D, 5.059s, 2046	297,000	273,691
FRB Ser. 13-C11, Class D, 4.566s, 2046	751,000	668,540
FRB Ser. 13-C11, Class E, 4.566s, 2046	600,000	498,420
Ser. 13-C8, Class D, 4.311s, 2048	389,000	347,066
Ser. 13-C10, Class D, 4.218s, 2046	100,000	86,329

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class C, 5.678s, 2044	950,000	912,000
Ser. 07-HQ11, Class C, 5.558s, 2044	611,000	609,167

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	419,997	420,018

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 5.123s, 2049	372,000	358,515
Ser. 13-C6, Class D, 4.498s, 2046	302,000	272,253

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.206s, 2045	216,000	221,962
Ser. 06-C24, Class AJ, 5.658s, 2045	645,000	645,968
Ser. 2004-C12, Class F, 5.578s, 2041	868,000	878,538
Ser. 06-C29, IO, 0.53s, 2048	37,304,179	355,136

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.414s, 2044	1,487,000	1,497,558
Ser. 07-C31, IO, 0.387s, 2047	58,648,255	306,987

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.439s, 2046	839,000	747,940

26	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (14.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.415s, 2044	$668,000	$677,405
FRB Ser. 12-C7, Class E, 5.002s, 2045	328,000	319,288
FRB Ser. 12-C6, Class E, 5s, 2045	412,000	373,602
FRB Ser. 13-UBS1, Class D, 4.788s, 2046	460,000	426,908
FRB Ser. 13-C15, Class D, 4.635s, 2046	398,000	359,382
FRB Ser. 12-C10, Class D, 4.608s, 2045	428,000	396,873
FRB Ser. 13-C12, Class D, 4.498s, 2048	500,000	462,355
FRB Ser. 13-C13, Class E, 4.278s, 2045	800,000	623,360
FRB Ser. 13-C14, Class D, 4.135s, 2046	400,000	353,304

		49,226,836
Residential mortgage-backed securities (non-agency) (2.0%)
Banc of America Funding Corp.
FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036	309,075	299,803
FRB Ser. 06-G, Class 2A5, 0.432s, 2036	1,120,239	1,008,215

Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2,
2.654s, 2035	220,000	194,040

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 10.435s, 2037	141,810	87,355
FRB Ser. 13-RR2, Class 3A2, 7.41s, 2036	390,000	362,700
FRB Ser. 09-RR5, Class 7A2, 5 1/2s, 2035	1,072,534	895,566

Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, 0.502s, 2035	410,907	355,846
FRB Ser. 05-59, Class 1A1, 0.487s, 2035	807,160	641,692
FRB Ser. 05-44, Class 1A1, 0.482s, 2035	586,870	477,596

Harborview Mortgage Loan Trust FRB Ser. 05-10, Class 2A1A,
0.462s, 2035	256,967	221,788

Jefferies Resecuritization Trust 144A FRB Ser. 09-R7,
Class 12A2, 2.617s, 2036	1,134,304	975,501

Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.976s, 2046	1,700,746	1,196,900
FRB Ser. 07-QH2, Class A1, 0.292s, 2037	1,961,790	1,525,291

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.196s, 2046	1,543,680	1,373,875
FRB Ser. 06-AR3, Class A1B, 1.126s, 2046	443,327	361,533
FRB Ser. 06-AR4, Class 1A1B, 1.066s, 2046	316,233	268,798
FRB Ser. 05-AR11, Class A1C3, 0.662s, 2045	2,468,920	2,166,478
FRB Ser. 05-AR13, Class A1C3, 0.642s, 2045	1,782,573	1,535,687
FRB Ser. 2004-AR13, Class A1B2, 0.642s, 2034	543,694	505,635
FRB Ser. 05-AR9, Class A1B, 0.532s, 2045	1,244,417	1,149,784
FRB Ser. 05-AR13, Class A1B3, 0.512s, 2045	221,487	197,124
FRB Ser. 05-AR15, Class A1B3, 0.492s, 2045	498,343	436,050

Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2,
0.324s, 2047	625,000	447,000

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 4.997s, 2036	878,619	863,814

		17,548,071

Total mortgage-backed securities (cost $112,370,216)		$120,433,230

Absolute Return 500 Fund	27

SENIOR LOANS (10.6%)* [c]	Principal amount	Value

Basic materials (0.9%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	$490,091	$489,478

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	254,284	253,967

Chromaflo Technologies Corp. bank term loan FRN 4 1/2s, 2019	997,500	996,253

Exopack, LLC bank term loan FRN Ser. B, 5 1/4s, 2019	1,496,250	1,507,472

FMG Resources, Ltd. bank term loan FRN Ser. B, 4 1/4s,
2019 (Australia)	827,442	826,279

Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	991,229	980,963

MacDermid, Inc. bank term loan FRN 4s, 2020	992,500	987,786

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	455,900	454,190

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	835,000	847,525

		7,343,913
Capital goods (0.6%)
Accudyne Industries Borrower SCA bank term loan FRN 4s,
2019 (Luxembourg)	483,302	480,986

Dayco Products, LLC bank term loan FRN Ser. B, 5 1/4s, 2020	1,000,000	1,000,000

Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	711,425	709,889

Generac Power Systems, Inc. bank term loan FRN Ser. B,
3 1/4s, 2020	736,875	731,809

Reynolds Group Holdings, Inc. bank term loan FRN
Ser. B, 4s, 2018	592,515	592,607

SRAM, LLC bank term loan FRN 4.013s, 2020	1,190,297	1,175,418

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	496,231	493,362

		5,184,071
Communication services (1.1%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	480,000	490,100

Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	1,537,825	1,537,611

Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020	992,500	978,853

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3 3/4s, 2019 (Bermuda)	1,419,814	1,418,039

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	1,000,000	998,000

Numericable Group SA bank term loan FRN Ser. B2, 4 1/2s,
2020 (France)	670,258	668,941

Numericable US, LLC bank term loan FRN Ser. B1, 4 1/2s, 2020	774,742	773,221

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. B, 3 1/2s, 2020 (United Kingdom)	1,500,000	1,486,875

Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019	982,505	979,639

		9,331,279
Consumer cyclicals (3.0%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	1,625,250	1,623,472

American Casino & Entertainment Properties, LLC bank term
loan FRN 4 1/2s, 2019	997,487	999,981

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	208,507	208,820

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.402s, 2018	899,033	837,225

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	635,000	631,163

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	820,407	818,013

Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/2s, 2017	329,940	329,219

28	Absolute Return 500 Fund

SENIOR LOANS (10.6%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/4s, 2018	$800,000	$792,600

CityCenter Holdings, LLC bank term loan FRN Ser. B, 5s, 2020	972,563	976,817

Garda World Security Corp. bank term loan FRN Ser. B, 4s,
2020 (Canada)	792,315	788,601

Garda World Security Corp. bank term loan FRN Ser. DD, 4s,
2020 (Canada)	202,685	201,735

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	610,969	624,334

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	261,844	267,572

Interactive Data Corp. bank term loan FRN Ser. B, 4 3/4s, 2021	1,000,000	998,438

Interactive Data Corp. bank term loan FRN Ser. B, 3 3/4s, 2018	681,778	680,358

J.Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	1,500,000	1,491,000

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	641,167	636,359

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019	987,500	980,711

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	1,276,800	1,273,253

PETCO Animal Supplies, Inc. bank term loan FRN 4s, 2017	967,500	967,299

Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	1,485,028	1,478,531

Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	985,000	983,769

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	1,234,375	1,231,032

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	1,198,522	1,195,901

Travelport, LLC bank term loan FRN 6 1/4s, 2019	918,063	934,702

Tribune Co. bank term loan FRN Ser. B, 4s, 2020	1,596,000	1,589,217

Univision Communications, Inc. bank term loan FRN 4s, 2020	1,145,000	1,138,049

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,436,400	1,407,672

		26,085,843
Consumer staples (0.9%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	430,000	426,058

Del Monte Foods, Inc. bank term loan FRN 4 1/4s, 2020	957,600	954,727

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	1,260,475	1,261,578

Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	1,414,066	1,413,625

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	1,000,000	994,583

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,000,000	1,010,000

Sprouts Farmers Markets, Inc. bank term loan FRN 4s, 2020	449,643	449,081

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	992,500	992,706

		7,502,358
Energy (0.7%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,775,000	1,827,363

FTS International, Inc. bank term loan FRN Ser. B, 5 3/4s, 2021	650,000	652,031

Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s,
2017 (Cayman Islands)	1,201,500	1,195,493

Quicksilver Resources, Inc. bank term loan FRN 7s, 2019	900,000	895,500

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	700,000	714,000

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	628,816	618,402

		5,902,789
Financials (0.8%)
HUB International, Ltd. bank term loan FRN 4 1/4s, 2020	1,000,000	997,000

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	591,463	592,572

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	801,278	839,339

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	450,000	451,688

Absolute Return 500 Fund	29

SENIOR LOANS (10.6%)* [c] cont.	Principal amount	Value

Financials cont.
Nuveen Investments, Inc. bank term loan FRN 4.152s, 2017	$1,000,000	$999,219

Serta Simmons Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2019	450,864	450,934

USI, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	1,481,306	1,472,974

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	1,466,503	1,453,672

		7,257,398
Health care (1.3%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	987,500	967,750

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. D, 4 1/4s, 2021	1,376,550	1,380,227

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	479,795	478,595

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.154s, 2021	1,665,000	1,654,594

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 4 1/2s, 2018	975,503	974,528

Kinetic Concepts, Inc. bank term loan FRN 4s, 2018	1,334,746	1,333,316

MPH Acquisition Holdings, LLC bank term loan FRN
Ser. B, 4s, 2021	1,149,419	1,143,385

Par Pharmaceutical Cos., Inc. bank term loan FRN
Ser. B, 4s, 2019	503,866	501,242

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4s, 2018	625,680	623,647

Quintiles Transnational Corp. bank term loan FRN Ser. B3,
3 3/4s, 2018	1,430,000	1,424,638

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 3 3/4s, 2020	551,742	551,053

		11,032,975
Technology (0.9%)
Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C,
4 1/2s, 2019	1,243,703	1,242,925

Avago Technologies, Ltd. bank term loan FRN Ser. B,
3 3/4s, 2020	1,430,000	1,433,129

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	1,495,623	1,487,210

First Data Corp. bank term loan FRN 4.152s, 2018	1,500,000	1,497,188

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	895,987	889,107

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4s, 2019	950,228	948,744

		7,498,303
Transportation (0.3%)
Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018 ‡‡	1,125,000	1,113,750

Livingston International, Inc. bank term loan FRN 5s,
2019 (Canada)	1,488,750	1,486,889

		2,600,639
Utilities and power (0.1%)
Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	715,000	706,757

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.737s, 2017	710,555	536,448

		1,243,205

Total senior loans (cost $90,714,944)		$90,982,773

30	Absolute Return 500 Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.5%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.0%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, May 1, 2044		$5,000,000	$5,421,094
4s, TBA, May 1, 2044		3,000,000	3,175,313

			8,596,407
U.S. Government Agency Mortgage Obligations (6.5%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, May 1, 2044		3,000,000	3,318,281
4 1/2s, May 1, 2041 ##		2,000,023	2,149,946
4 1/2s, TBA, May 1, 2044		19,000,000	20,398,282
4s, TBA, May 1, 2044		14,000,000	14,667,187
3 1/2s, TBA, May 1, 2044		7,000,000	7,108,828
3s, with due dates from January 1, 2043 to April 1, 2043		1,910,678	1,852,164
3s, TBA, May 1, 2044		6,000,000	5,849,531

			55,344,219

Total U.S. government and agency mortgage obligations (cost $63,493,475)			$63,940,626

U.S. TREASURY OBLIGATIONS (0.3%)*		Principal amount	Value

U.S. Treasury Notes
1 3/4s, May 31, 2016 [i]		$2,418,000	$2,500,599
2 3/4s, February 15, 2019 [i]		290,000	306,168
2 1/2s, March 31, 2015 [i]		80,000	81,924

Total U.S. treasury obligations (cost $2,888,691)			$2,888,691

CORPORATE BONDS AND NOTES (4.1%)*		Principal amount	Value

Basic materials (0.3%)
Alcoa, Inc. sr. unsec. unsub. notes 5.55s, 2017		$339,000	$368,602

ArcelorMittal SA sr. unsec. unsub. notes 6 1/8s, 2018 (France)		339,000	371,629

Cemex SAB de CV 144A company guaranty sr. FRN notes
4.976s, 2018 (Mexico)		1,500,000	1,582,500

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017 (Brazil)		395,000	441,906

			2,764,637
Capital goods (0.1%)
KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	145,000	221,041

Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018
(Netherlands) ‡‡	EUR	220,000	323,441

			544,482
Communication services (1.0%)
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		$840,000	863,100

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		1,500,000	1,567,500

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)		700,000	740,250

Sprint Communications, Inc. sr. unsec. notes 6s, 2016		265,000	290,175

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		770,000	904,750

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		500,000	531,875

Absolute Return 500 Fund	31

CORPORATE BONDS AND NOTES (4.1%)* cont.		Principal amount	Value

Communication services cont.
Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	130,000	$198,625

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	185,000	279,574

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		$560,000	604,800

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	530,000	939,594

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		$1,110,000	1,254,300

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		335,000	352,588

			8,527,131
Consumer cyclicals (0.2%)
Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		530,000	506,150

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		550,000	556,875

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	303,137	421,609

Owens Corning company guaranty sr. unsec. notes 9s, 2019		$36,000	45,190

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020		200,000	223,000

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		73,611	76,555

			1,829,379
Consumer staples (0.2%)
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		260,000	292,500

HJ Heinz Co. 144A sr. notes 4 1/4s, 2020		895,000	882,023

			1,174,523
Energy (0.7%)
Chesapeake Energy Corp. company guaranty sr. unsec. FRN
notes 3.479s, 2019		1,500,000	1,515,000

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016		65,000	72,963

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)		2,420,000	2,341,253

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		2,000,000	2,142,500

			6,071,716
Financials (0.9%)
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		900,000	965,250

E*Trade Financial Corp. sr. notes 6 3/4s, 2016		980,000	1,059,625

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		90,000	97,763

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
bonds 8 1/8s, 2038		530,000	624,738

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4 7/8s, 2019		1,070,000	1,084,713

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sub.
FRN notes 6s, 2021 (Russia)		200,000	189,500

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		395,000	465,606

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes
5.942s, 2023 (Russia)		200,000	178,000

32	Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (4.1%)* cont.		Principal amount	Value

Financials cont.
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		$250,000	$231,075

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		500,000	503,750

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		1,600,000	1,600,000

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)		600,000	574,500

			7,574,520
Health care (0.5%)
CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		555,000	583,444

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	415,000	607,906

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$235,000	256,150

HCA, Inc. sr. notes 6 1/2s, 2020		610,000	680,150

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		1,240,000	1,348,500

Service Corp. International/US sr. notes 7s, 2017		170,000	191,250

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	729,838

			4,397,238
Utilities and power (0.2%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 9 3/4s, 2016		210,000	242,550

AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017		1,035,000	1,229,063

El Paso, LLC company guaranty sr. notes 7s, 2017		225,000	253,651

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019		175,000	224,854

			1,950,118

Total corporate bonds and notes (cost $33,087,818)			$34,833,744

COMMODITY LINKED NOTES (1.9%)* Ω		Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2014
(Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		$14,312,000	$13,786,279

Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less
0.16%, 2015 (Indexed to the DB Commodity Backwardation Alpha
22 Total Return Index multiplied by 3) (United Kingdom)		2,791,000	2,469,198

Total commodity linked notes (cost $17,103,000)			$16,255,477

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$325,000	$295,750

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		2,425,000	2,357,100

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		650,000	696,963

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		240,000	258,000

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		200,000	165,000

Ukraine (Government of) 144A sr. unsec. bonds 7.95s,
2014 (Ukraine)		365,000	356,788

Total foreign government and agency bonds and notes (cost $4,135,796)			$4,129,601

Absolute Return 500 Fund	33

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/May-24	May-14/2.785	$6,964,600	$34,544

(2.785)/3 month USD-LIBOR-BBA/May-24	May-14/2.785	6,964,600	18,804

Credit Suisse International
2.79/3 month USD-LIBOR-BBA/May-24	May-14/2.79	4,643,100	24,330

(2.79)/3 month USD-LIBOR-BBA/May-24	May-14/2.79	4,643,100	11,747

Deutsche Bank AG
2.78/3 month USD-LIBOR-BBA/May-24	May-14/2.78	2,785,800	13,065

(2.78)/3 month USD-LIBOR-BBA/May-24	May-14/2.78	2,785,800	8,051

Goldman Sachs International
2.78375/3 month USD-LIBOR-BBA/May-24	May-14/2.78375	4,643,100	22,705

(2.78375)/3 month USD-LIBOR-BBA/May-24	May-14/2.78375	4,643,100	12,769

Total purchased swap options outstanding (cost $239,443)			$146,015

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/$101.00	$15,000,000	$135,450

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.56	15,000,000	107,400

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.38	15,000,000	96,900

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.19	15,000,000	87,300

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.00	15,000,000	78,600

SPDR S&P 500 ETF Trust (Put)	Nov-14/155.00	217,621	309,699

SPDR S&P 500 ETF Trust (Put)	Apr-15/164.00	217,493	1,037,265

SPDR S&P 500 ETF Trust (Put)	Mar-15/164.00	212,023	917,843

SPDR S&P 500 ETF Trust (Put)	Feb-15/163.00	203,505	725,799

SPDR S&P 500 ETF Trust (Put)	Jan-15/162.00	218,195	644,613

SPDR S&P 500 ETF Trust (Put)	Dec-14/158.00	202,802	415,347

Total purchased options outstanding (cost $7,474,709)			$4,556,216

SHORT-TERM INVESTMENTS (39.6%)*	Principal amount/shares		Value

Federal Farm Credit Banks Funding Corporation discount notes
with an effective yield of 0.05%, July 2, 2014		$10,000,000	$9,999,310

Federal Home Loan Bank discount commercial paper with
an effective yield of 0.05%, July 18, 2014		25,000,000	24,997,825

Federal Home Loan Bank discount commercial paper with
an effective yield of 0.05%, July 11, 2014		15,000,000	14,998,815

Federal Home Loan Mortgage Corporation discount
commercial paper with an effective yield of 0.05%,
July 14, 2014		10,000,000	9,999,180

Federal National Mortgage Association discount commercial
paper with an effective yield of 0.05%, July 23, 2014		13,000,000	12,998,804

34	Absolute Return 500 Fund

SHORT-TERM INVESTMENTS (39.6%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.13%,
August 21, 2014 # §	$29,000,000	$28,997,303

U.S. Treasury Bills with an effective yield of 0.12%,
November 13, 2014 # ∆ §	14,000,000	13,996,570

U.S. Treasury Bills with an effective yield of 0.10%, July 24, 2014	13,000,000	12,999,545

U.S. Treasury Bills with an effective yield of 0.10%, May 1, 2014	20,000,000	20,000,000

U.S. Treasury Bills with an effective yield of 0.09%, June 5, 2014	24,000,000	23,997,877

Putnam Short Term Investment Fund 0.06% L	163,278,518	163,278,518

SSgA Prime Money Market Fund zero % P	3,660,000	3,660,000

Total short-term investments (cost $339,903,813)		$339,923,747

TOTAL INVESTMENTS

Total investments (cost $880,252,317)		$931,552,083

Key to holding’s currency abbreviations

EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

bp	Basis points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $858,111,612.

Ω The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

Absolute Return 500 Fund	35

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $169,328,075 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $94,781,212) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/17/14	$219,121	$217,551	$1,570

	Canadian Dollar	Sell	7/17/14	752,792	745,528	(7,264)

	Chilean Peso	Sell	7/17/14	1,196	1,223	27

	Colombian Peso	Buy	7/17/14	36,271	23,549	12,722

	Japanese Yen	Sell	5/21/14	1,485,718	1,491,806	6,088

	Singapore Dollar	Sell	5/21/14	301,028	295,947	(5,081)

	Swiss Franc	Sell	6/18/14	887,257	879,639	(7,618)

Barclays Bank PLC
	British Pound	Buy	6/18/14	14,852	26,689	(11,837)

	Euro	Sell	6/18/14	1,681,287	1,683,437	2,150

	Japanese Yen	Sell	5/21/14	2,872,162	2,909,511	37,349

	Mexican Peso	Buy	7/17/14	1,299,411	1,296,127	3,284

	New Zealand Dollar	Buy	7/17/14	2,509,612	2,492,840	16,772

	Norwegian Krone	Sell	6/18/14	409,973	427,360	17,387

	Singapore Dollar	Sell	5/21/14	8,216	8,077	(139)

	South African Rand	Sell	7/17/14	499,367	491,964	(7,403)

	South Korean Won	Buy	5/21/14	517,907	508,556	9,351

36	Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $94,781,212) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Swedish Krona	Sell	6/18/14	$853,341	$822,506	$(30,835)

	Swiss Franc	Buy	6/18/14	756,543	759,342	(2,799)

Citibank, N.A.
	Australian Dollar	Sell	7/17/14	855,783	853,703	(2,080)

	British Pound	Buy	6/18/14	5,063	5,004	59

	British Pound	Sell	6/18/14	5,063	4,981	(82)

	Chilean Peso	Sell	7/17/14	474,749	485,141	10,392

	Euro	Sell	6/18/14	1,583,767	1,575,497	(8,270)

	Japanese Yen	Sell	5/21/14	1,251,647	1,244,831	(6,816)

	New Zealand Dollar	Buy	7/17/14	1,669,333	1,655,348	13,985

	Norwegian Krone	Sell	6/18/14	743,738	740,200	(3,538)

	Swiss Franc	Sell	6/18/14	60,242	52,822	(7,420)

Credit Suisse International
	British Pound	Sell	6/18/14	2,194	4,689	2,495

	Canadian Dollar	Sell	7/17/14	785,032	770,654	(14,378)

	Euro	Buy	6/18/14	932,060	926,043	6,017

	Indian Rupee	Buy	5/21/14	509,465	468,156	41,309

	Japanese Yen	Sell	5/21/14	1,616,607	1,623,303	6,696

	New Zealand Dollar	Buy	7/17/14	1,704,202	1,697,410	6,792

	Norwegian Krone	Sell	6/18/14	203,903	193,690	(10,213)

	Singapore Dollar	Sell	5/21/14	421,870	414,772	(7,098)

	South Korean Won	Buy	5/21/14	522,266	511,960	10,306

	Swedish Krona	Sell	6/18/14	914,011	886,678	(27,333)

	Swiss Franc	Buy	6/18/14	773,025	774,320	(1,295)

Deutsche Bank AG
	Australian Dollar	Buy	7/17/14	844,878	837,947	6,931

	British Pound	Buy	6/18/14	33,925	38,527	(4,602)

	Canadian Dollar	Sell	7/17/14	799,694	792,566	(7,128)

	Euro	Sell	6/18/14	840,366	830,874	(9,492)

	Japanese Yen	Sell	5/21/14	1,783,046	1,791,571	8,525

	New Zealand Dollar	Buy	7/17/14	1,701,289	1,694,217	7,072

	Norwegian Krone	Sell	6/18/14	754,738	747,175	(7,563)

	Swedish Krona	Sell	6/18/14	15,613	4,476	(11,137)

	Swiss Franc	Sell	6/18/14	921,129	908,211	(12,918)

Goldman Sachs International
	Australian Dollar	Buy	7/17/14	3,419	3,393	26

	British Pound	Sell	6/18/14	822,793	812,639	(10,154)

	Canadian Dollar	Buy	7/17/14	56,373	58,021	(1,648)

	Euro	Buy	6/18/14	1,680,871	1,672,784	8,087

	Japanese Yen	Sell	5/21/14	2,523,350	2,526,964	3,614

Absolute Return 500 Fund	37

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $94,781,212) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Australian Dollar	Sell	7/17/14	$844,600	$843,475	$(1,125)

	British Pound	Sell	6/18/14	1,698,077	1,676,093	(21,984)

	Canadian Dollar	Sell	7/17/14	403,900	400,542	(3,358)

	Japanese Yen	Sell	5/21/14	1,707,312	1,711,100	3,788

	Swedish Krona	Sell	6/18/14	84,614	76,659	(7,955)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/14	4,528	4,977	(449)

	British Pound	Buy	6/18/14	859,418	859,237	181

	Canadian Dollar	Buy	7/17/14	36,428	46,655	(10,227)

	Euro	Buy	6/18/14	1,450,318	1,457,389	(7,071)

	Hungarian Forint	Sell	6/18/14	502,863	490,433	(12,430)

	Indian Rupee	Buy	5/21/14	507,589	486,935	20,654

	Japanese Yen	Sell	5/21/14	1,634,311	1,627,625	(6,686)

	Mexican Peso	Buy	7/17/14	369,202	368,362	840

	New Taiwan Dollar	Sell	5/21/14	495,914	493,688	(2,226)

	New Zealand Dollar	Buy	7/17/14	840,193	833,026	7,167

	Norwegian Krone	Sell	6/18/14	735,341	729,697	(5,644)

	Singapore Dollar	Sell	5/21/14	139,028	136,697	(2,331)

	Swedish Krona	Buy	6/18/14	839,725	848,739	(9,014)

	Swedish Krona	Sell	6/18/14	839,725	841,801	2,076

	Swiss Franc	Buy	6/18/14	830,766	831,367	(601)

	Thai Baht	Buy	5/21/14	3,440	10,873	(7,433)

Royal Bank of Scotland PLC (The)
	Japanese Yen	Buy	5/21/14	1,308,294	1,316,283	(7,989)

	Japanese Yen	Sell	5/21/14	1,308,294	1,313,707	5,413

State Street Bank and Trust Co.
	Australian Dollar	Sell	7/17/14	26,524	14,094	(12,430)

	British Pound	Buy	6/18/14	1,671,410	1,642,534	28,876

	British Pound	Sell	6/18/14	1,671,410	1,651,206	(20,204)

	Canadian Dollar	Buy	7/17/14	1,674,886	1,666,085	8,801

	Canadian Dollar	Sell	7/17/14	1,675,523	1,660,245	(15,278)

	Chilean Peso	Buy	7/17/14	817,531	844,839	(27,308)

	Euro	Buy	6/18/14	3,195,833	3,181,770	14,063

	Euro	Sell	6/18/14	1,674,629	1,673,858	(771)

	Japanese Yen	Sell	5/21/14	4,814,731	4,822,124	7,393

	Mexican Peso	Buy	7/17/14	626,841	625,405	1,436

	New Taiwan Dollar	Sell	5/21/14	495,914	493,476	(2,438)

	New Zealand Dollar	Buy	7/17/14	1,678,158	1,663,961	14,197

	Norwegian Krone	Sell	6/18/14	535,468	534,181	(1,287)

	Singapore Dollar	Sell	5/21/14	759,429	746,757	(12,672)

	Swedish Krona	Sell	6/18/14	865,035	852,499	(12,536)

	Swiss Franc	Buy	6/18/14	357,358	358,151	(793)

38	Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $94,781,212) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	British Pound	Sell	6/18/14	$158,483	$163,037	$4,554

	Canadian Dollar	Sell	7/17/14	810,167	804,219	(5,948)

	Japanese Yen	Sell	5/21/14	2,546,720	2,555,566	8,846

	Norwegian Krone	Sell	6/18/14	754,738	747,110	(7,628)

	Singapore Dollar	Sell	5/21/14	78,009	76,706	(1,303)

	Swedish Krona	Buy	6/18/14	813,400	819,538	(6,138)

	Swiss Franc	Sell	6/18/14	1,014,219	1,005,252	(8,967)

WestPac Banking Corp.
	Australian Dollar	Buy	7/17/14	847,281	840,962	6,319

	Australian Dollar	Sell	7/17/14	837,577	841,703	4,126

	British Pound	Sell	6/18/14	835,958	826,000	(9,958)

	Canadian Dollar	Sell	7/17/14	614,638	602,828	(11,810)

	Euro	Buy	6/18/14	1,760,080	1,752,475	7,605

	Japanese Yen	Sell	5/21/14	1,214,148	1,219,052	4,904

Total						$(99,888)

FUTURES CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	5	$1,667,767	Jun-14	$(82,738)

Euro-CAC 40 Index (Short)	28	1,725,335	May-14	(47,877)

Euro-Dollar 90 day (Short)	28	6,946,100	Sep-15	1,493

FTSE 100 Index (Short)	188	21,408,328	Jun-14	(899,645)

IBEX 35 Index (Long)	58	8,368,411	May-14	224,018

Japanese Government Bond
10 yr (Long)	1	1,417,518	Jun-14	1,463

Japanese Government Bond
10 yr Mini (Short)	9	1,275,679	Jun-14	(1,620)

S&P 500 Index E-Mini (Long)	71	6,666,545	Jun-14	50,388

S&P 500 Index E-Mini (Short)	102	9,577,290	Jun-14	(125,087)

S&P Mid Cap 400 Index
E-Mini (Long)	233	31,527,230	Jun-14	(420,928)

S&P/TSX 60 Index (Short)	11	1,678,226	Jun-14	(34,047)

SPI 200 Index (Short)	14	1,778,246	Jun-14	(37,126)

U.S. Treasury Note 5 yr (Short)	55	6,569,922	Jun-14	4,044

U.S. Treasury Note 10 yr (Short)	543	67,561,078	Jun-14	(608,626)

Total				$(1,976,288)

Absolute Return 500 Fund	39

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/14 (premiums $1,177,459) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	$11,801,500	$79,778

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	5,792,000	1,014,034

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	5,900,800	40,539

Total			$1,134,351

WRITTEN OPTIONS OUTSTANDING at 4/30/14 (premiums $1,054,801) (Unaudited)

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/$99.00	$30,000,000	$87,300

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/100.00	15,000,000	78,600

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.56	15,000,000	61,050

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.38	15,000,000	54,600

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.19	15,000,000	48,900

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.56	15,000,000	33,450

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.38	15,000,000	29,700

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.19	15,000,000	26,550

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.00	15,000,000	23,550

SPDR S&P 500 ETF Trust (Call)	May-14/194.00	429,362	118,075

SPDR S&P 500 ETF Trust (Call)	May-14/191.50	109,743	69,358

SPDR S&P 500 ETF Trust (Call)	May-14/192.00	530,503	187,596

SPDR S&P 500 ETF Trust (Call)	May-14/188.50	115,274	146,398

SPDR S&P 500 ETF Trust (Call)	May-14/192.00	96,728	1,266

Total			$966,393

TBA SALE COMMITMENTS OUTSTANDING at 4/30/14 (proceeds receivable $14,869,648) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
May 1, 2044	$2,000,000	5/12/14	$2,147,188

Federal National Mortgage Association, 4s, May 1, 2044	4,000,000	5/12/14	4,190,625

Government National Mortgage Association, 4 1/2s,
May 1, 2044	5,000,000	5/20/14	5,421,094

Government National Mortgage Association, 4s,
May 1, 2044	3,000,000	5/20/14	3,175,312

Total			$14,934,219

40	Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$164,684,600 E	$314,525	6/18/16	3 month USD-	0.75%	$(155,485)
			LIBOR-BBA

48,378,800 E	410,747	6/18/19	3 month USD-	2.00%	38,908
			LIBOR-BBA

29,591,400 E	124,591	6/18/24	3 month USD-	3.00%	(398,732)
			LIBOR-BBA

5,690,200 E	(141,490)	6/18/44	3 month USD-	3.75%	172,438
			LIBOR-BBA

1,345,500	(18)	3/27/24	3 month USD-	2.87%	(18,913)
			LIBOR-BBA

Total	$708,355				$(361,784)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$2,698,665	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$(3,405)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,250,642	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,578
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	7,300,000	—	7/19/23	(2.585%)	USA Non Revised	(153,592)
					Consumer Price
					Index-Urban (CPI-U)

baskets	1,301,928	—	3/15/15	(3 month USD-	A basket	3,548,250
				LIBOR-BBA plus	(MLTRFCF3) of
				0.10%)	common stocks

units	34,116	—	3/13/15	3 month USD-	Russell 1000 Total	(3,689,493)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$340,977	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,722
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	396,286	—	1/12/42	4.00% (1 month	Synthetic TRS Index	767
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,823,379	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,938)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,575,978	—	1/12/40	5.00% (1 month	Synthetic MBX Index	7,959
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Absolute Return 500 Fund	41

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,412,742	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$7,355
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

17,903,868	—	1/12/41	4.00% (1 month	Synthetic TRS Index	40,248
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,676,411	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(22,923)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

463,650	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,414
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

568,603	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,508
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

463,650	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,414
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

402,358	—	1/12/39	6.00% (1 month	Synthetic TRS Index	513
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,079,422	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(19,996)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,650,876	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,214
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,402,376	—	1/12/40	4.00% (1 month	Synthetic MBX Index	3,719
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

164,026	—	1/12/40	4.00% (1 month	Synthetic TRS Index	318
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

49,405	—	1/12/38	6.50% (1 month	Synthetic TRS Index	115
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

285,609	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,487
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,318,251	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12,069
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,616,398	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(22,628)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,327,107	—	1/12/40	4.00% (1 month	Synthetic MBX Index	8,823
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

42	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,721,818	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(8,440)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,108,329	—	1/12/40	4.50% (1 month	Synthetic MBX Index	12,610
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

421,727	—	1/12/41	4.00% (1 month	Synthetic TRS Index	948
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,588,556	—	1/12/40	4.50% (1 month	Synthetic MBX Index	11,015
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

350,573	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,770
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

766,488	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,353
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

11,173,508	—	1/12/41	5.00% (1 month	Synthetic MBX Index	58,173
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,728,582	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,206
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

298,754	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,509
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

969,193	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,895
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

702,745	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,549
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,700,573	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(23,041)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,709,516	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(7,130)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,257,405	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(1,587)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

716,607	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,688)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

358,353	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,344)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Absolute Return 500 Fund	43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$358,353	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(1,344)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	719,093	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,698)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	1,867,534	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(7,006)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	719,093	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,698)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	1,005,914	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,063
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	638,047	—	1/12/41	5.00% (1 month	Synthetic TRS Index	674
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	818,576	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,898
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,435,700	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,386)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	7,340,000	—	7/19/23	(2.569%)	USA Non Revised	(142,690)
					Consumer Price
					Index-Urban (CPI-U)

	899,482	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(107)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	22,198	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(109)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,114,222	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,462)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

units	81,424	—	10/29/14	(0.15%)	Barclay’s EX-US	2,957
					QMA USD Excess
					Return Index

units	246,776	—	10/29/14	(0.10%)	Barclay’s QMA US	(429,595)
					Excess Return Index

Citibank, N.A.
	$1,128,525	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,875
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	551,744	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,873
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

44	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
	$1,729,935	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$(2,183)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

baskets	300	—	12/19/14	(3 month USD-	A basket	557,932
				LIBOR-BBA plus	(CGPUTQL2) of
				0.15%)	common stocks

baskets	331,897	—	1/6/15	3 month USD-	A basket	1,191,839
				LIBOR-BBA minus	(CGPUTS25) of
				0.70%	common stocks

shares	120,889	—	1/30/15	1 month USD-	Carlyle Group LP	(372,071)
				LIBOR plus 0.50%

shares	45,000	—	1/30/15	1 month USD-	Apollo Global	209,708
				LIBOR less 0.55%	Management, LLC

shares	135,593	—	1/30/15	1 month USD-	Apollo Global	631,881
				LIBOR less 0.55%	Management, LLC

shares	39,900	—	1/30/15	1 month USD-	Carlyle Group LP	(122,806)
				LIBOR plus 0.50%

units	6,571	—	12/19/14	3 month USD-	Russell 1000 Total	(345,147)
				LIBOR-BBA minus	Return Index
				0.10%

Credit Suisse International
	$927,301	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,828
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,544,007	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(3,471)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	3,037,276	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(6,828)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	7,310,000	—	7/19/23	(2.57%)	USA Non Revised	(142,837)
					Consumer Price
					Index-Urban (CPI-U)

	138,209	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(174)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,556,646	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(1,964)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	2,012,270	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(2,539)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,566,075	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,655
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	1,570,847	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(187)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

Absolute Return 500 Fund	45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
	$1,260,665	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$(150)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	3,269,440	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,456
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

Deutsche Bank AG
	1,069,681	—	1/12/34	(5.00%) 1 month	Synthetic TRS Index	(1,467)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	28,517,000	—	1/24/24	(2.545%)	USA Non Revised	(250,836)
					Consumer Price
					Index-Urban (CPI-U)

EUR	14,324	—	1/21/15	(3 month EUR-	STOXX 600 Banks	37,589
				EURIBOR-REUTERS	Supersector Return
				minus 0.16%)	Index EUR

Goldman Sachs International
	$1,254,874	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,910
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	968,167	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,245
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	3,229,818	—	1/12/39	6.00% (1 month	Synthetic TRS Index	4,118
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,704,629	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,953
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,224,964	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,378
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	982,905	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,902
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	982,905	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,902
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,170,337	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,477
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	545,228	—	1/12/41	4.50% (1 month	Synthetic TRS Index	688
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	1,420,082	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,961)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

46	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$533,439	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(2,615)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,069,681	—	1/12/34	5.00% (1 month	Synthetic TRS Index	1,467
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,196,965	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,510
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,662	—	1/12/40	4.00% (1 month	Synthetic TRS Index	5
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,252,604	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,597
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,945,271	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,535)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

91,248	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(447)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

243,294	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,193)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

50,977	—	1/12/38	6.50% (1 month	Synthetic TRS Index	118
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,375,294	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,190
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,358,624	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,563
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,523,821	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,948
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,340,331	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,984
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,294,183	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,895
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,250,642	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,578
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,300,000	—	7/19/23	(2.58%)	USA Non Revised	(149,942)
				Consumer Price
				Index-Urban (CPI-U)

Absolute Return 500 Fund	47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
	$912,812	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$2,052
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,685,134	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,126
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

UBS AG
baskets	488,285	—	5/19/14	(3 month USD-	A basket	(506,074)
				LIBOR-BBA plus	(UBSEMBSK) of
				0.90%)	common stocks

shares	309,476	—	2/6/15	1 month USD-	iShares MSCI	35,121
				LIBOR-BBA minus	Emerging Markets
				0.75%	Index

shares	3,170	—	5/19/14	3 month USD-	MSCI Emerging	(59,019)
				LIBOR-BBA plus	Markets TR Net USD
				0.10%

units	92,374	—	5/19/14	3 month USD-	MSCI Emerging	(1,514,882)
				LIBOR-BBA plus	Markets TR Net USD
				0.20%

units	20,545	—	5/19/14	3 month USD-	MSCI Emerging	(338,213)
				LIBOR-BBA plus	Markets TR Net USD
				0.10%

Total		$—				$(1,885,385)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$4,580	$67,000	5/11/63	300 bp	$4,466
BBB– Index

CMBX NA	BBB–/P	8,798	146,000	5/11/63	300 bp	8,550
BBB– Index

CMBX NA	BBB–/P	18,088	293,000	5/11/63	300 bp	17,590
BBB– Index

CMBX NA	BBB–/P	17,271	303,000	5/11/63	300 bp	16,756
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	26,163	236,000	5/11/63	300 bp	25,762
BBB– Index

Credit Suisse International
CMBX NA	BBB–/P	450	58,000	5/11/63	300 bp	351
BBB– Index

CMBX NA	BBB–/P	15,760	198,000	5/11/63	300 bp	15,424
BBB– Index

48	Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$28,021	$248,000	5/11/63	300 bp	$27,599
BBB– Index

CMBX NA	BBB–/P	2,949	254,000	5/11/63	300 bp	2,517
BBB– Index

CMBX NA	BBB–/P	20,426	256,000	5/11/63	300 bp	19,992
BBB– Index

CMBX NA	BBB–/P	19,821	256,000	5/11/63	300 bp	19,386
BBB– Index

CMBX NA	BBB–/P	16,841	256,000	5/11/63	300 bp	16,405
BBB– Index

CMBX NA	BBB–/P	7,820	257,000	5/11/63	300 bp	7,383
BBB– Index

CMBX NA	BBB–/P	4,546	258,000	5/11/63	300 bp	4,107
BBB– Index

CMBX NA	BBB–/P	4,148	270,000	5/11/63	300 bp	3,689
BBB– Index

CMBX NA	BBB–/P	21,635	297,000	5/11/63	300 bp	21,130
BBB– Index

CMBX NA	BBB–/P	32,878	429,000	5/11/63	300 bp	32,148
BBB– Index

CMBX NA	BBB–/P	21,503	524,000	5/11/63	300 bp	20,613
BBB– Index

CMBX NA BB Index	—	(2,032)	389,000	5/11/63	(500 bp)	1,300

CMBX NA BB Index	—	(4,506)	258,000	5/11/63	(500 bp)	(2,296)

CMBX NA BB Index	—	(1,186)	130,000	5/11/63	(500 bp)	(72)

CMBX NA BB Index	—	(1,236)	129,000	5/11/63	(500 bp)	(59)

CMBX NA BB Index	—	(4,965)	256,000	5/11/63	(500 bp)	(2,772)

CMBX NA	BBB–/P	8,327	174,000	5/11/63	300 bp	8,032
BBB– Index

CMBX NA	BBB–/P	5,044	212,000	5/11/63	300 bp	4,684
BBB– Index

CMBX NA	BBB–/P	9,461	219,000	5/11/63	300 bp	9,089
BBB– Index

CMBX NA	BBB–/P	4,795	254,000	5/11/63	300 bp	4,363
BBB– Index

CMBX NA	BBB–/P	5,500	254,000	5/11/63	300 bp	5,069
BBB– Index

CMBX NA	BBB–/P	18,153	742,000	5/11/63	300 bp	16,892
BBB– Index

CMBX NA	—	(14,067)	249,000	1/17/47	(300 bp)	(7,992)
BBB– Index

CMBX NA	—	(15,152)	249,000	1/17/47	(300 bp)	(9,077)
BBB– Index

Absolute Return 500 Fund	49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	—	$(11,498)	$245,000	1/17/47	(300 bp)	$(5,520)
BBB– Index

CMBX NA	—	(14,352)	245,000	1/17/47	(300 bp)	(8,374)
BBB– Index

Goldman Sachs International
CMBX NA BB Index	—	(1,238)	129,000	5/11/63	(500 bp)	(135)

Total		$252,746				$277,000

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 22	B+/P	$(1,331,738)	$18,750,000	6/20/19	500 bp	$75,173
Index

NA HY Series 22	B+/P	(550,096)	7,720,000	6/20/19	500 bp	29,176
Index

NA HY Series 22	B+/P	(794,447)	11,030,000	6/20/19	500 bp	33,191
Index

Total		$(2,676,281)				$137,540

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

50	Absolute Return 500 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$8,249,296	$—	$—

Capital goods	8,117,303	—	—

Communication services	4,903,051	—	—

Conglomerates	4,883,431	9,536,701	—

Consumer cyclicals	39,593,811	—	—

Consumer staples	25,299,868	7,039,426	—

Energy	22,391,717	—	—

Financials	41,041,009	—	—

Health care	31,273,586	—	—

Technology	33,044,611	—	—

Transportation	10,128,859	—	—

Utilities and power	7,959,294	—	—

Total common stocks	236,885,836	16,576,127	—

Commodity linked notes	—	16,255,477	—

Corporate bonds and notes	—	34,833,744	—

Foreign government and agency bonds and notes	—	4,129,601	—

Mortgage-backed securities	—	120,433,230	—

Purchased options outstanding	—	4,556,216	—

Purchased swap options outstanding	—	146,015	—

Senior loans	—	90,982,773	—

U.S. government and agency mortgage obligations	—	63,940,626	—

U.S. treasury obligations	—	2,888,691	—

Short-term investments	166,938,518	172,985,229	—

Totals by level	$403,824,354	$527,727,729	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(99,888)	$—

Futures contracts	(1,976,288)	—	—

Written options outstanding	—	(966,393)	—

Written swap options outstanding	—	(1,134,351)	—

TBA sale commitments	—	(14,934,219)	—

Interest rate swap contracts	—	(1,070,139)	—

Total return swap contracts	—	(1,885,385)	—

Credit default contracts	—	2,838,075	—

Totals by level	$(1,976,288)	$(17,252,300)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	51

Statement of assets and liabilities 4/30/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $716,973,799)	$768,273,565
Affiliated issuers (identified cost $163,278,518) (Notes 1 and 5)	163,278,518

Dividends, interest and other receivables	2,701,434

Receivable for shares of the fund sold	3,037,829

Receivable for investments sold	3,441,794

Receivable for sales of delayed delivery securities (Note 1)	14,895,496

Receivable for variation margin (Note 1)	461,531

Unrealized appreciation on forward currency contracts (Note 1)	390,245

Unrealized appreciation on OTC swap contracts (Note 1)	6,831,753

Premium paid on OTC swap contracts (Note 1)	70,232

Prepaid assets	71,439

Total assets	963,453,836

LIABILITIES

Payable to custodian	485,806

Payable for investments purchased	7,117,210

Payable for purchases of delayed delivery securities (Note 1)	61,740,567

Payable for shares of the fund repurchased	1,222,025

Payable for compensation of Manager (Note 2)	410,058

Payable for custodian fees (Note 2)	23,734

Payable for investor servicing fees (Note 2)	88,423

Payable for Trustee compensation and expenses (Note 2)	76,672

Payable for administrative services (Note 2)	2,618

Payable for distribution fees (Note 2)	261,393

Payable for variation margin (Note 1)	879,528

Unrealized depreciation on OTC swap contracts (Note 1)	8,440,138

Premium received on OTC swap contracts (Note 1)	322,978

Unrealized depreciation on forward currency contracts (Note 1)	490,133

Written options outstanding, at value (premiums $2,232,260) (Notes 1 and 3)	2,100,744

TBA sale commitments, at value (proceeds receivable $14,869,648) (Note 1)	14,934,219

Collateral on certain derivative contracts, at value (Note 1)	6,548,691

Other accrued expenses	197,287

Total liabilities	105,342,224

Net assets	$858,111,612

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$792,602,171

Undistributed net investment income (Note 1)	7,038,473

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	11,051,559

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	47,419,409

Total — Representing net assets applicable to capital shares outstanding	$858,111,612

(Continued on next page)

52	Absolute Return 500 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($372,019,292 divided by 31,924,268 shares)	$11.65

Offering price per class A share (100/94.25 of $11.65)*	$12.36

Net asset value and offering price per class B share ($36,636,166 divided by 3,177,072 shares)**	$11.53

Net asset value and offering price per class C share ($183,227,467 divided by 15,910,575 shares)**	$11.52

Net asset value and redemption price per class M share ($7,049,613 divided by 609,074 shares)	$11.57

Offering price per class M share (100/96.50 of $11.57)*	$11.99

Net asset value, offering price and redemption price per class R share
($5,951,382 divided by 515,452 shares)	$11.55

Net asset value, offering price and redemption price per class R5 share
($10,764 divided by 918 shares)†	$11.72

Net asset value, offering price and redemption price per class R6 share
($4,585,844 divided by 391,492 shares)	$11.71

Net asset value, offering price and redemption price per class Y share
($248,631,084 divided by 21,264,944 shares)	$11.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	53

Statement of operations Six months ended 4/30/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $45,063 from investments in affiliated issuers) (Note 5)	$7,651,699

Dividends (net of foreign tax of $32,800)	2,730,738

Total investment income	10,382,437

EXPENSES

Compensation of Manager (Note 2)	2,706,278

Investor servicing fees (Note 2)	532,165

Custodian fees (Note 2)	39,920

Trustee compensation and expenses (Note 2)	27,009

Distribution fees (Note 2)	1,581,873

Administrative services (Note 2)	12,546

Other	264,793

Fees waived and reimbursed by Manager (Note 2)	(148,563)

Total expenses	5,016,021

Expense reduction (Note 2)	(1,854)

Net expenses	5,014,167

Net investment income	5,368,270

Net realized gain on investments (Notes 1 and 3)	34,802,561

Net realized loss on swap contracts (Note 1)	(3,715,684)

Net realized loss on futures contracts (Note 1)	(11,440)

Net realized loss on foreign currency transactions (Note 1)	(651,135)

Net realized gain on written options (Notes 1 and 3)	931,378

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,018,365

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(17,857,860)

Net gain on investments	14,516,185

Net increase in net assets resulting from operations	$19,884,455

The accompanying notes are an integral part of these financial statements.

54	Absolute Return 500 Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/14*	Year ended 10/31/13

Operations:
Net investment income	$5,368,270	$13,280,225

Net realized gain (loss) on investments
and foreign currency transactions	31,355,680	(12,269,162)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(16,839,495)	18,567,622

Net increase in net assets resulting from operations	19,884,455	19,578,685

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,337,817)	(2,331,903)

Class B	(284,328)	—

Class C	(1,414,424)	—

Class M	(67,167)	(12,537)

Class R	(90,436)	(7,312)

Class R5	(182)	(72)

Class R6	(79,768)	(76)

Class Y	(3,993,527)	(1,954,082)

Increase (decrease) from capital share transactions (Note 4)	14,753,254	(9,116,400)

Total increase in net assets	23,370,060	6,156,303

NET ASSETS

Beginning of period	834,741,552	828,585,249

End of period (including undistributed net investment
income of $7,038,473 and $12,937,852, respectively)	$858,111,612	$834,741,552

* Unaudited

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	55

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
April 30, 2014**	$11.54	.08	.20	.28	(.17)	—	(.17)	—	$11.65	2.48 *	$372,019	.54 *	.71 *	85 [f]*
October 31, 2013	11.33	.20	.08	.28	(.07)	—	(.07)	—	11.54	2.49	378,440	1.11	1.72	189 [f]
October 31, 2012	10.89	.18	.59	.77	(.33)	—	(.33)	—	11.33	7.25	376,219	1.14	1.67	150 [f]
October 31, 2011	10.93	.29	(.05)	.24	(.23)	(.05)	(.28)	—	10.89	2.21	411,424	1.16	2.68	144 [f]
October 31, 2010	10.78	.30	.04	.34	(.11)	(.08)	(.19)	— [e]	10.93	3.19	325,723	1.47	2.73	240 [f]
October 31, 2009†	10.00	.21	.57	.78	—	—	—	— [e]	10.78	7.80 *	115,989	1.28 *	1.96 *	63 *

Class B
April 30, 2014**	$11.38	.04	.20	.24	(.09)	—	(.09)	—	$11.53	2.10 *	$36,636	.91 *	.34 *	85 [f]*
October 31, 2013	11.18	.11	.09	.20	—	—	—	—	11.38	1.79	37,351	1.86	.97	189 [f]
October 31, 2012	10.75	.10	.58	.68	(.25)	—	(.25)	—	11.18	6.47	37,009	1.89	.91	150 [f]
October 31, 2011	10.81	.21	(.05)	.16	(.17)	(.05)	(.22)	—	10.75	1.44	33,914	1.91	1.94	144 [f]
October 31, 2010	10.71	.21	.05	.26	(.08)	(.08)	(.16)	— [e]	10.81	2.37	27,263	2.22	1.97	240 [f]
October 31, 2009†	10.00	.16	.55	.71	—	—	—	— [e]	10.71	7.10 *	12,283	1.92 *	1.48 *	63 *

Class C
April 30, 2014**	$11.36	.04	.21	.25	(.09)	—	(.09)	—	$11.52	2.19 *	$183,227	.91 *	.34 *	85 [f]*
October 31, 2013	11.17	.11	.08	.19	—	—	—	—	11.36	1.70	185,562	1.86	.97	189 [f]
October 31, 2012	10.74	.10	.58	.68	(.25)	—	(.25)	—	11.17	6.52	185,116	1.89	.91	150 [f]
October 31, 2011	10.80	.21	(.05)	.16	(.17)	(.05)	(.22)	—	10.74	1.45	184,129	1.91	1.91	144 [f]
October 31, 2010	10.72	.21	.04	.25	(.09)	(.08)	(.17)	— [e]	10.80	2.30	136,725	2.22	1.98	240 [f]
October 31, 2009†	10.00	.17	.55	.72	—	—	—	— [e]	10.72	7.20 *	42,453	1.92 *	1.59 *	63 *

Class M
April 30, 2014**	$11.43	.05	.20	.25	(.11)	—	(.11)	—	$11.57	2.22 *	$7,050	.79 *	.46 *	85 [f]*
October 31, 2013	11.23	.14	.08	.22	(.02)	—	(.02)	—	11.43	1.95	7,029	1.61	1.22	189 [f]
October 31, 2012	10.80	.13	.58	.71	(.28)	—	(.28)	—	11.23	6.72	7,554	1.64	1.16	150 [f]
October 31, 2011	10.84	.24	(.05)	.19	(.18)	(.05)	(.23)	—	10.80	1.75	7,650	1.66	2.18	144 [f]
October 31, 2010	10.73	.24	.05	.29	(.10)	(.08)	(.18)	— [e]	10.84	2.69	6,270	1.97	2.22	240 [f]
October 31, 2009†	10.00	.20	.53	.73	—	—	—	— [e]	10.73	7.30 *	2,164	1.71 *	1.83 *	63 *

Class R
April 30, 2014**	$11.47	.07	.20	.27	(.19)	—	(.19)	—	$11.55	2.36 *	$5,951	.66 *	.59 *	85 [f]*
October 31, 2013	11.26	.16	.10	.26	(.05)	—	(.05)	—	11.47	2.30	4,058	1.36	1.44	189 [f]
October 31, 2012	10.83	.15	.58	.73	(.30)	—	(.30)	—	11.26	6.96	1,812	1.39	1.40	150 [f]
October 31, 2011	10.88	.26	(.05)	.21	(.21)	(.05)	(.26)	—	10.83	1.95	1,432	1.41	2.41	144 [f]
October 31, 2010	10.76	.27	.04	.31	(.11)	(.08)	(.19)	— [e]	10.88	2.91	979	1.72	2.47	240 [f]
October 31, 2009†	10.00	.22	.54	.76	—	—	—	— [e]	10.76	7.60 *	239	1.49 *	2.01 *	63 *

Class R5
April 30, 2014**	$11.62	.10	.20	.30	(.20)	—	(.20)	—	$11.72	2.63 *	$11	.40 *	.86 *	85 [f]*
October 31, 2013	11.38	.23	.09	.32	(.08)	—	(.08)	—	11.62	2.84	10.86		1.97	189 [f]
October 31, 2012‡	11.16	.07	.15	.22	—	—	—	—	11.38	1.97 *	10	.29 *	.60 *	150 [f]

Class R6
April 30, 2014**	$11.62	.10	.20	.30	(.21)	—	(.21)	—	$11.71	2.65 *	$4,586	.39 *	.86 *	85 [f]*
October 31, 2013	11.38	.21 [g]	.12	.33	(.09)	—	(.09)	—	11.62	2.88	4,411.80		1.80 [g]	189 [f]
October 31, 2012‡	11.16	.07	.15	.22	—	—	—	—	11.38	1.97 *	10	.28 *	.62 *	150 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	Absolute Return 500 Fund	Absolute Return 500 Fund	57

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class Y
April 30, 2014**	$11.60	.10	.20	.30	(.21)	—	(.21)	—	$11.69	2.57 *	$248,631	.41 *	.84 *	85 [f]*
October 31, 2013	11.38	.23	.09	.32	(.10)	—	(.10)	—	11.60	2.83	217,880.86		1.98	189 [f]
October 31, 2012	10.94	.21	.58	.79	(.35)	—	(.35)	—	11.38	7.48	220,855.89		1.91	150 [f]
October 31, 2011	10.97	.32	(.05)	.27	(.25)	(.05)	(.30)	—	10.94	2.49	189,594.91		2.93	144 [f]
October 31, 2010	10.81	.32	.05	.37	(.13)	(.08)	(.21)	— [e]	10.97	3.40	152,292	1.22	2.97	240 [f]
October 31, 2009†	10.00	.27	.54	.81	—	—	—	— [e]	10.81	8.10 *	67,250	1.06 *	2.45 *	63 *

* Not annualized.

** Unaudited.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	4/30/14	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Class A	0.02%	0.02%	0.09%	0.12%	0.02%	0.33%

Class B	0.02	0.02	0.09	0.12	0.02	0.33

Class C	0.02	0.02	0.09	0.12	0.02	0.33

Class M	0.02	0.02	0.09	0.12	0.02	0.33

Class R	0.02	0.02	0.09	0.12	0.02	0.33

Class R5	—	0.03	0.02	—	—	—

Class R6	—	—	—	—	—	—

Class Y	0.02	0.02	0.09	0.12	0.02	0.33

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes TBA purchase and sale commitments.

g The net investment income ratio and per share amount shown for the period ending April 30, 2013 may notcorrespond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

58	Absolute Return 500 Fund	Absolute Return 500 Fund	59

Notes to financial statements 4/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through April 30, 2014.

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

60	Absolute Return 500 Fund

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Absolute Return 500 Fund	61

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all

62	Absolute Return 500 Fund

exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts

Absolute Return 500 Fund	63

may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

64	Absolute Return 500 Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,562,448 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,099,770 and may include amounts related to unsettled agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Absolute Return 500 Fund	65

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $20,923,894 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$20,557,302	$—	$20,557,302	*

366,592	N/A	366,592	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $880,687,584, resulting in gross unrealized appreciation and depreciation of $57,890,738 and $7,026,239, respectively, or net unrealized appreciation of $50,864,499.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on

66	Absolute Return 500 Fund

October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.359% of the fund’s average net assets before a decrease of $269,797 (0.033% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to limit the fund’s total expenses through February 28, 2015, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) will not exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $148,563 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares)

Absolute Return 500 Fund	67

based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$232,390	Class R5	4

Class B	23,753	Class R6	1,105

Class C	118,261	Class Y	148,509

Class M	4,507	Total	$532,165

Class R	3,636

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $935 under the expense offset arrangements and by $919 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $511, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$447,619	Class M	26,042

Class B	183,013	Class R	13,987

Class C	911,212	Total	$1,581,873

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $48,211 and $614 from the sale of class A and class M shares, respectively, and received $15,233 and $1,864 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $40 and no monies on class A and class M redemptions, respectively.

68	Absolute Return 500 Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $463,358,363 and $530,934,920, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$9,000,000	$—	$1,331,130	$462,329

Options opened	52,998,100	1,213,312	155,488,119	3,294,110
Options exercised	—	—	—	—
Options expired	—	—	(3,771,593)	(1,921,322)
Options closed	(38,503,800)	(35,853)	(1,766,046)	(780,316)

Written options outstanding at
the end of the reporting period	$23,494,300	$1,177,459	151,281,610	$1,054,801

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/14		Year ended 10/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	4,981,482	$57,700,837	11,867,768	$135,477,989

Shares issued in connection with
reinvestment of distributions	425,704	4,878,567	189,656	2,120,350

	5,407,186	62,579,404	12,057,424	137,598,339

Shares repurchased	(6,273,981)	(72,641,858)	(12,476,767)	(142,403,974)

Net decrease	(866,795)	$(10,062,454)	(419,343)	$(4,805,635)

	Six months ended 4/30/14		Year ended 10/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	125,336	$1,436,581	545,604	$6,150,883

Shares issued in connection with
reinvestment of distributions	23,433	266,437	—	—

	148,769	1,703,018	545,604	6,150,883

Shares repurchased	(253,882)	(2,907,382)	(572,500)	(6,463,863)

Net decrease	(105,113)	$(1,204,364)	(26,896)	$(312,980)

	Six months ended 4/30/14		Year ended 10/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	1,533,444	$17,542,461	4,066,301	$45,798,121

Shares issued in connection with
reinvestment of distributions	111,751	1,268,369	—	—

	1,645,195	18,810,830	4,066,301	45,798,121

Shares repurchased	(2,062,470)	(23,571,192)	(4,311,811)	(48,602,199)

Net decrease	(417,275)	$(4,760,362)	(245,510)	$(2,804,078)

Absolute Return 500 Fund	69

	Six months ended 4/30/14		Year ended 10/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	44,933	$516,369	126,208	$1,423,914

Shares issued in connection with
reinvestment of distributions	5,854	66,740	1,124	12,494

	50,787	583,109	127,332	1,436,408

Shares repurchased	(56,555)	(649,988)	(185,402)	(2,096,280)

Net decrease	(5,768)	$(66,879)	(58,070)	$(659,872)

	Six months ended 4/30/14		Year ended 10/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	236,642	$2,719,412	257,625	$2,934,871

Shares issued in connection with
reinvestment of distributions	7,961	90,436	657	7,312

	244,603	2,809,848	258,282	2,942,183

Shares repurchased	(83,099)	(954,443)	(65,272)	(735,932)

Net increase	161,504	$1,855,405	193,010	$2,206,251

	Six months ended 4/30/14		Year ended 10/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	16	182	6	72

	16	182	6	72

Shares repurchased	—	—	—	—

Net increase	16	$182	6	$72

	Six months ended 4/30/14		Year ended 10/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	49,534	$575,816	436,734	$5,073,276

Shares issued in connection with
reinvestment of distributions	6,930	79,768	7	76

	56,464	655,584	436,741	5,073,352

Shares repurchased	(44,476)	(517,292)	(58,133)	(673,006)

Net increase	11,988	$138,292	378,608	$4,400,346

	Six months ended 4/30/14		Year ended 10/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,331,057	$73,599,740	10,440,238	$119,757,353

Shares issued in connection with
reinvestment of distributions	263,028	3,022,190	133,162	1,492,750

	6,594,085	76,621,930	10,573,400	121,250,103

Shares repurchased	(4,118,052)	(47,768,496)	(11,185,969)	(128,390,607)

Net increase (decrease)	2,476,033	$28,853,434	(612,569)	$(7,140,504)

70	Absolute Return 500 Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	918	100.0%	$10,764

Class R6	920	0.2	$10,773

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$90,902,755	$202,967,298	$130,591,535	$45,063	$163,278,518

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Absolute Return 500 Fund	71

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,300,000

Purchased TBA commitment option contracts (contract amount)	$33,600,000

Purchased swap option contracts (contract amount)	$26,400,000

Written equity option contracts (contract amount) (Note 3)	$1,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$64,300,000

Written swap option contracts (contract amount)	$21,500,000

Futures contracts (number of contracts)	1,000

Forward currency contracts (contract amount)	$224,400,000

OTC interest rate swap contracts (notional)	$2,000,000

Centrally cleared interest rate swap contracts (notional)	$268,300,000

OTC total return swap contracts (notional)	$856,200,000

OTC credit default contracts (notional)	$7,100,000

Centrally cleared credit default contracts (notional)	$37,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$2,849,056*	depreciation	$10,981

Foreign exchange
contracts	Receivables	390,245	Payables	490,133

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	10,540,249*	depreciation	9,547,441*

Investments,
	Receivables, Net		Payables, Net
	asset — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,275,772*	depreciation	4,598,905*

Total		$15,055,322		$14,647,460

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

72	Absolute Return 500 Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,776,790	$1,776,790

Foreign exchange
contracts	—	—	(648,360)	—	$(648,360)

Equity contracts	(3,463,467)	1,035,112	—	(3,933,043)	$(6,361,398)

Interest rate contracts	(187,639)	(1,046,552)	—	(1,559,431)	$(2,793,622)

Total	$(3,651,106)	$(11,440)	$(648,360)	$(3,715,684)	$(8,026,590)

Change in unrealized appreciation of (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(103,602)	$(103,602)

Foreign exchange
contracts	—	—	1,049,118	—	$1,049,118

Equity contracts	(355,230)	(746,676)	—	4,405,130	$3,303,224

Interest rate contracts	(91,228)	(195,017)	—	1,357,899	$1,071,654

Total	$(446,458)	$(941,693)	$1,049,118	$5,659,427	$5,320,394

Absolute Return 500 Fund	73

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$39,532	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$39,532

OTC Total return swap contracts*#	3,549,828	233,265	—	2,600,108	9,939	37,589	48,428	—	4,178	—	—	—	35,121	—	6,518,456

OTC Credit default contracts*#	—	—	—	—	34,132	—	1,103	—	—	—	—	—	—	—	35,235

Centrally cleared credit default contracts§	—	—	49,742	—	—	—	—	—	—	—	—	—	—	—	49,742

Futures contracts§	—	—	—	—	—	—	—	—	—	372,257	—	—	—	—	372,257

Forward currency contracts#	20,407	86,293	—	24,436	73,615	22,528	11,727	3,788	30,918	—	5,413	74,766	13,400	22,954	390,245

Purchased swap options**#	53,348	—	—	—	36,077	21,116	35,474	—	—	—	—	—	—	—	146,015

Purchased options**#	309,699	—	—	—	—	3,740,867	—	—	505,650	—	—	—	—	—	4,556,216

Total Assets	$3,933,282	$319,558	$89,274	$2,624,544	$153,763	$3,822,100	$96,732	$3,788	$540,746	$372,257	$5,413	$74,766	$48,521	$22,954	$12,107,698

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	332,395	—	—	—	—	—	—	—	—	—	—	—	332,395

OTC Total return swap contracts*#	3,846,490	715,810	—	842,207	158,150	252,303	170,693	—	—	—	—	—	2,418,188	—	8,403,841

OTC Credit default contracts*#	1,375	401	—	—	9,205	—	—	—	—	—	—	—	—	—	10,981

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	547,133	—	—	—	—	547,133

Forward currency contracts#	19,963	53,013	—	28,206	60,317	52,840	11,802	34,422	64,112	—	7,989	105,717	29,984	21,768	490,133

Written swap options#	79,778	—	—	—	—	—	—	—	1,054,573	—	—	—	—	—	1,134,351

Written options#	453,335	—	—	—	—	69,358	—	—	443,700	—	—	—	—	—	966,393

Total Liabilities	$4,400,941	$769,224	$332,395	$870,413	$227,672	$374,501	$182,495	$34,422	$1,562,385	$547,133	$7,989	$105,717	$2,448,172	$21,768	$11,885,227

Total Financial and Derivative Net Assets	$(467,659)	$(449,666)	$(243,121)	$1,754,131	$(73,909)	$3,447,599	$(85,763)	$(30,634)	$(1,021,639)	$(174,876)	$(2,576)	$(30,951)	$(2,399,651)	$1,186	$222,471

Total collateral received (pledged)†##	$(467,659)	$(130,961)	$—	$1,754,131	$(73,909)	$3,447,599	$—	$—	$(999,700)	$—	$—	$—	$(2,339,298)	$—	$1,190,203

Net amount	$—	$(318,705)	$(243,121)	$—	$—	$—	$(85,763)	$(30,634)	$(21,939)	$(174,876)	$(2,576)	$(30,951)	$(60,353)	$1,186	$(967,732)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

74	Absolute Return 500 Fund	Absolute Return 500 Fund	75

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

36,700,214	909,434	1,897,214	11,478,584

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

76	Absolute Return 500 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	Janet C. Smith
Company, LLC	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	Susan G. Malloy
Putnam Retail Management	President	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	James P. Pappas
Custodian	Principal Executive Officer, and	Vice President
State Street Bank	Compliance Liaison
and Trust Company		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
Legal Counsel	Vice President and	BSA Compliance Officer
Ropes & Gray LLP	Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Absolute Return 500 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA110
287964 6/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014